                                                      Annual Report

                                               RSI Retirement Trust

                                                   Core Equity Fund
                                                  Value Equity Fund
                                        Emerging Growth Equity Fund
                                          International Equity Fund
                                         Actively Managed Bond Fund
                                        Intermediate-Term Bond Fund
                                         Short-Term Investment Fund

[PHOTO]
                                                 September 30, 2000



                                                   [LOGO]

                                               BROKER/DEALER:
                                             Retirement System
                                             Distributors Inc.

                                             317 Madison Avenue
                                          New York, NY  10017-5201
                                                800-772-3615

                                              www.rsgroup.com

TABLE OF CONTENTS
------------------------------------------------------

President's Message..............................    1
Investment Review................................    2
Combined Financial Statements....................   22
    Financial Statements of Investment Funds.....   24
    Core Equity Fund.............................   24
    Value Equity Fund............................   28
    Emerging Growth Equity Fund..................   32
    International Equity Fund....................   36
    Actively Managed Bond Fund...................   41
    Intermediate-Term Bond Fund..................   48
    Short-Term Investment Fund...................   55
Notes to Financial Statements....................   60
Independent Auditor's Report.....................   77
Annual Meeting Results...........................   78
Officers, Consultants, Investment Managers,
  Custodian, Distributor, Transfer Agent.........   80
Board of Trustees................................   81

[LOGO]
is a registered trademark of Retirement System Group Inc.

THE INFORMATION CONTAINED HEREIN SHALL NOT BE CONSTRUED TO BE OR CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO BUY UNITS IN THE RSI RETIREMENT TRUST. SALES OF UNITS IN THE TRUST MAY BE MADE ONLY IN THOSE STATES WHERE SUCH UNITS ARE EXEMPT FROM REGISTRATION OR HAVE BEEN QUALIFIED FOR SALE. TOTAL RETURNS ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. FUTURE PERFORMANCE AND UNIT NET ASSET VALUE WILL FLUCTUATE SO THAT UNITS, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

PRESIDENT'S MESSAGE

                 To Our Unitholders:

                 Performance returns in equities were solidly positive for the year ended September 30, 2000. However, the downward turn in the markets that started back in March of 2000, continued through the balance of the year. During correction periods, value-type stocks tend to outperform their growth counterparts. Value stocks have been recently buoyed by the returns of financial services, energy and capital goods, giving them positive returns in the face of the S&P 500 Index which generated negative returns for two consecutive quarters (i.e., the third and fourth quarters of fiscal year 2000) for the first time since 1984.

                     The equity markets remain in a state of unrest at the close of fiscal year 2000, a situation that became more pronounced during the second half of the year. It is now apparent that the slowdown fueled by the Federal Reserve's six rate increases during the last 15 months is causing the U.S. economy to slow. Ongoing tensions in the Middle East coupled with the dramatically higher oil and natural gas prices are having their impact as well.

                     The year has been characterized by extreme volatility, with an overall trend toward the downside. During times of market volatility and downswings, it is important that investors bear in mind that keeping a long-term investment strategy and diversifying your portfolio are the best protection devices you can arm yourself with. Keep in mind that the markets are cyclical in nature, so what falls, will, in all probability, eventually rise again. It is also crucial for an investor to diversify his or her assets. You can hedge your risk by allocating your assets across a broad range of securities (i.e. stocks, bonds and cash equivalent markets) to minimize your exposure, as the various markets tend to react differently to economic and political events. While there are no surefire guarantees, by adding time and diversity to your investments, you do cut the overall risk.

                     On behalf of the Board of Trustees, I would like to thank
                 our unitholders for choosing RSI Retirement Trust to help meet your retirement savings objectives. Please feel free to call me at 212-503-0101 if you would like to discuss any part of this Annual Report.

                                               Sincerely,
                                               /s/William Dannecker
                                               William Dannecker
                                               President and Trustee

INVESTMENT REVIEW

                 EQUITY MARKET ENVIRONMENT

                 Overall, the equity market for fiscal year 2000 (covers the period from October 1, 1999 through September 30, 2000) ended generally higher; however, the markets became increasing volatile as investor's concerns about interest rates, inflation and corporate profits continued to cloud the outlook. Many of the indices used to track the market, although positive for the year, are well below their highs set back in March and have experienced wide daily fluctuations. Growth stocks outperformed value stocks as investors continued to purchase stocks that offered the highest earnings growth potential. However, most of this performance was gained in the first half of the year when growth outperformed value by a wide margin. The second half of the year proved to be a different picture as value outperformed growth, investor's fears of higher inflation and an increased risk of an economic slowdown, both negatives for growth stocks, began to surface.

                     In the end, the S&P 500 returned 13.29%, the Russell 1000
                 Growth Index returned 23.41% and the Russell 1000 Value Index returned 8.92%. Investors also favored small and mid-size companies as the Russell 2000 Index, a measure of small to medium size companies, advanced 23.38% for the year ended 9/30/00. Small cap growth stocks, as measured by the Russell 2000 Growth Index, also reflected robust returns for the year, up 29.66%, with strong upside results for the first two quarters followed by two successive down quarters for the second half of fiscal year 2000.

                     Outside the U.S., the markets during fiscal year 2000
                 experienced a high degree of volatility, starting the first quarter with a stellar MSCI EAFE Index return of 16.99%, only to be followed by three consecutive quarters of negative performance to end the year with a return of 3.20%. The first quarter saw a meteoric rise in the so-called "TMT" stocks throughout the world, those stocks in the technology, media and telecommunications sectors. In the ensuing quarters, the marketplace saw protracted volatility on the downside, as the U.S. Federal Reserve, the European Central Bank and even the Bank of Japan effected a number of interest rate increases. By the fourth quarter of the fiscal year, many bellwether companies from both the old and new economy issued profit warnings due to a fear of a slowdown in profit growth, the high price of oil, and the weakened Euro.

                 CORE EQUITY FUND
                 The Core Equity Fund seeks capital appreciation over the long term. The Fund invests in a broadly diversified group of high-quality, medium to large companies which the manager, Retirement System Investors Inc., believes to be reasonably valued relative to their earnings growth potential.
                 PORTFOLIO COMMENTARY
                 The Core Equity Fund for fiscal year 2000 reflected a net return of 11.08% (gross return of 12.18%) and trailed the S&P 500 Index by 2+ percentage points. Throughout the year the fund continued to maintain its overweight position in the Technology sector due to the long-term earnings growth outlook. In fact, many of these companies have growth rates that far exceed the overall market. In addition to earnings growth, the companies the Fund holds are leaders in their respective industries and possess sustainable competitive advantages. We believe these companies offer the greatest potential for capital appreciation over the long term. Over the past year, stock selection was mixed, and the principal reason for the Fund's performance shortfall vis-a-vis the market was with holdings such as Xerox, Lucent and Intel that disappointed, which offset most of the gains in larger holdings such as EMC and Cisco.
                 The energy sector also posted strong results as many of the integrated oil companies reported record earnings as the price of oil and natural gas rose sharply from depressed levels. These companies performed well and the fund was well represented in this area. The slight overweight position in the financial sector also proved beneficial, as financials outperformed the general market, especially in the second half of the year. Under-exposure in several areas such as Communication Services, Consumer Cyclicals and Consumer Staples also helped as these sectors experienced a wide range of problems, resulting in poor performance relative to the general markets.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MEASURING RISK AND RETURN
                 CORE EQUITY FUND VS S&P 500
                 For 10-Year Period Ended 9/30/00

        CORE EQUITY  S&P 500
RETURN       17.70%   19.42%
  RISK       11.78%   12.28%

                 THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE CORE EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/00. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS WIDELY USED AS A MEASURE OF THE BROAD EQUITY MARKET AND IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND.
                 STANDARD DEVIATION IS A STATISTICAL MEASURE OF VOLATILITY OFTEN USED AS A MEASURE OF RISK. IN GENERAL, THE GREATER THE STANDARD DEVIATION, THE GREATER THE TENDENCY TO VARY FROM THE AVERAGE ANNUAL TOTAL RETURN. BY COMPARING THE MAGNITUDE OF THE STANDARD DEVIATIONS, THE RELATIVE VOLATILITY OF EACH INVESTMENT CAN BE DETERMINED. A LOWER STANDARD DEVIATION REFLECTS LOWER VOLATILITY.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORE EQUITY FUND VS S&P 500

     CORE EQUITY   S&P 500
89    $10,000.00  $10,000.00
90     $9,558.82   $9,068.78
91    $11,429.29  $11,903.00
92    $12,424.40  $13,219.30
93    $14,241.19  $14,938.76
94    $14,687.14  $15,487.99
95    $19,286.93  $20,086.62
96    $23,358.20  $24,177.02
97    $31,426.42  $33,969.60
98    $32,789.02  $37,064.07
99    $43,892.11  $47,322.96
00    $51,006.48  $58,999.42

GROWTH OF $10,000
                   CORE EQUITY  S&P 500
1 year                 $11,108  $11,329
3 year                 $15,514  $15,789
5 year                 $25,279  $26,677
10 year                $51,006  $58,999

CUMULATIVE RETURNS
1 year               11.08%   13.29%
3 year               55.14%   57.89%
5 year              152.79%  166.77%
10 year             410.06%  489.99%

AVERAGE ANNUAL RETURNS
1 year                  11.08%  13.29%
3 year                  15.77%  16.45%
5 year                  20.38%  21.68%
10 year                 17.70%  19.42%

                 PERFORMANCE RESULTS

                 The Core Equity Fund returned 11.08% for the one-year period ended September 30, 2000 and trailed the S&P 500, which returned 13.29% for the same period. The S&P 500 is an unmanaged representative index of the broad equity market. (All market index results that appear in this report are gross, since expenses are not applicable.) For the three, five and ten years ended September 30, 2000, the Core Fund produced average annual returns of 15.77%, 20.38% and 17.70%, respectively, while the S&P 500 posted average annual returns of 16.45%, 21.68% and 19.42% for these same three periods.

                     It should be noted that the Core Equity Fund's average
                 annualized return for the ten years ended September 30, 2000, was achieved while taking less risk (as measured by standard deviation) than the S&P 500 (see chart on page 3).

                     The Core Equity Fund returned 11.08% for the one-year
                 period ended September 30, 2000 and trailed the 17.80% return of its new Lipper benchmark, the Lipper Large-Cap Core Funds Average, for the same period. (The new Lipper benchmark become effective with the first quarter of fiscal year 2000.) As noted in the table below, for the trailing three, five and ten years ended September 30, 2000, the Fund achieved average annualized returns that were in line with its Lipper benchmark results for these periods. Past performance is not a guarantee of future results.

                 CORE EQUITY FUND VS LIPPER LARGE CAP CORE FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                 ---------------------------------------------------------------

                                                                              Average Annualized
                                                                         ----------------------------
                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------
                        CORE EQUITY FUND(1)                     11.08%   15.77%    20.38%     17.70%
                        Lipper Large Cap Core Funds Avg.(2)     17.80    15.85     19.84      17.89

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
--------------------------------------------------------------------------------

                 VALUE EQUITY FUND

                 The Value Equity Fund seeks income and capital appreciation by investing in a diversified portfolio of stocks with a below average price-to-earnings (P/E) ratio and above-average growth prospects. The portfolio typically has a dividend yield that is higher than the market itself. The aim of the portfolio manager, Retirement System
                 Investors Inc., is to produce above-market returns by choosing stocks whose current prices do not adequately reflect their ability to grow earnings and dividends over time.

                 PORTFOLIO COMMENTARY

                 The Value Equity Fund posted solid performance for the year (net return of 22.34% and a gross return of 23.66%) and outperformed the market (the Russell 1000 Value Index) by over 1,300 basis points. The Fund's performance was helped by an overweight position relative to the index in the Energy sector. This sector benefited from higher commodity prices and an increase in activity in oil-field services. During the year the Fund added stocks that should continue to benefit from a sustained higher price for oil and natural gas. The Financial sector performed well in the second half of the fiscal year as investors reacted to lower long-term interest rates and an increased level of mergers and acquisitions in this sector. Lower or stable interest rates and moderate GDP growth provide an excellent environment for financial companies to realize higher stock prices. The fund was well represented in this area with over 20% of its assets in financial related companies. EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC MEASURING RISK AND RETURN
                 VALUE EQUITY FUND VS
                 RUSSELL 1000 VALUE INDEX
                 For 10-Year Period Ended 9/30/00

        VALUE EQUITY  RUSSELL 1000 VALUE
RETURN        18.68%              17.88%
  RISK        13.46%              11.79%

                 THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE VALUE EQUITY FUND AND THE RUSSELL 1000 VALUE INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/00. THE RUSSELL 1000 VALUE INDEX IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.3) FOR A DEFINITION OF STANDARD DEVIATION.

                     The fund added to the Capital Goods sector, especially in
                 the defense related industries. These stocks were trading at very low relative valuations and had several catalysts that benefited the group. The first was an increase in spending in the aerospace industry and the second was a planned increase in defense department outlays. Both expectations seem to be taking shape and the sector has performed well.

                     One area of under-performance came from the Communication
                 Services sector. Increased competition, lower margins and regulatory problems negatively affected this sector. However, some stocks in this sector are trading at historically low valuation levels and the Fund recently added to some positions. The risk/reward trade-off makes for a compelling investment. The under-weighting in the Consumer

                 Cyclical sector, especially in the retail area, has helped the Fund's relative performance. These stocks have been negatively impacted by the higher energy prices that have taken a larger percentage of consumer's discretionary income. As consumers spend more on energy, they have less to spend in retail stores.

                     Finally, the Fund added to the Utility sector over the last year. This sector has been out of favor with investors for years but structural changes within the sector have caused investors to re-evaluate prospects accordingly. Deregulation, restructuring and an increased demand in electricity have caused renewed interest in the group. In fact, the utility sector of the broader market was the best performing sector of the market in this fiscal year.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 VALUE EQUITY FUND VS RUSSELL 1000 VALUE INDEX

     VALUE EQUITY  RUSSELL 1000
 89    $10,000.00    $10,000.00
 90     $7,587.18     $8,473.32
 91    $10,256.30    $10,925.00
 92    $10,953.42    $12,279.13
 93    $12,643.71    $15,394.92
 94    $12,915.87    $15,289.48
 95    $15,580.22    $19,522.95
 96    $18,941.69    $23,027.15
 97    $27,388.33    $32,767.40
 98    $26,867.88    $33,944.56
 99    $34,383.44    $40,300.66
 00    $55,443.68    $51,803.90

     GROWTH
       OF
     $10,000
                   VALUE EQUITY  RUSSELL 1000
                1
             year       $12,234       $10,892
                3
             year       $15,359       $13,396
                5
             year       $27,000       $22,484
               10
             year       $55,444       $51,804

    CUMULATIVE
     RETURNS
                 1
              year   22.34%    8.92%
                 3
              year   53.59%   33.96%
                 5
              year  170.00%  124.84%
                10
              year  454.44%  418.04%

        AVER-
         AGE
        ANNU-
        AL RE-
        TURNS
                   1
                  year  22.34%   8.92%
                   3
                  year  15.38%  10.24%
                   5
                  year  21.98%  17.59%
                   10
                  year  18.68%  17.88%

                 PERFORMANCE RESULTS

                 For the one-year period ended September 30, 2000, the Value Equity Fund returned 22.34% versus the 8.92% return of the Russell 1000 Value Index, an unmanaged representative index reflecting the performance of approximately 750 stocks with a less-than-average growth orientation. For the three-, five- and ten-year periods ended September 30, 2000; the Fund produced average annual returns of 15.38%, 21.98% and 18.68% and outperformed the average annualized returns of the Russell 1000 Value Index for all three periods. The Index returned 10.24%, 17.59% and 17.88%, respectively, for these three periods. [Retirement Systems Investors Inc. has been the manager of the Fund since April 1, 1995. During the period it returned 22.78% per annum, while the Russell 1000 Value Index reflected an average annualized return of 19.50% for the same period.] The Fund's risk profile, as measured by standard deviation of return, versus the market, the Russell 1000 Value Index, is reflected in the chart on page 5.

                     For the one-year period ended September 30, 2000, the
                 Fund's return of 22.34% compared favorably to the 11.94% return of the Lipper Multi-Cap Value Funds Average, the Fund's new performance benchmark for fiscal year 2000. (The new Lipper benchmark became effective with the first quarter of fiscal year 2000.) For the recent three-, five- and ten-year periods ended September 30, 2000, the Value Equity Fund reflected average annualized returns of 15.38%, 21.98% and 18.68% and substantially outpaced the Lipper benchmark returns for all three periods. The Fund achieved strong first quartile results for all three periods ranking in the top 6% (18th out of 336 funds), top 2% (4th out of 209 funds) and top 12% (10th out of 86 funds) of its Lipper benchmark grouping, respectively. [Retirement System Investors Inc., the manager of this Fund since April 1, 1995, or 5 1/2 years ended September 30, 2000, reflected an average annualized return of 22.78% and exceeded the 15.66% average annualized return for the Lipper Multi-Cap Value

                 Equity Funds Average by 712 basis points per year. Value ranked in the top 4% of it Lipper benchmark grouping, 6th out of 190 funds for this time period.] Past performance is not a guarantee of future results.

                 VALUE EQUITY FUND VS LIPPER MULTI-CAP VALUE FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                 ---------------------------------------------------------------

                                                                              Average Annualized
                                                                         ----------------------------
                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------
                        VALUE EQUITY FUND(1)                    22.34%   15.38%    21.98%     18.68%
                        Lipper Multi-Cap Value Funds Avg.(2)    11.94     6.45     13.80      15.32

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
--------------------------------------------------------------------------------

                 EMERGING GROWTH EQUITY FUND

                 The Emerging Growth Equity Fund seeks capital appreciation through investment in securities of rapidly growing, good quality, emerging companies, those in the $75 million to $1.5 billion capitalization range at time of purchase.

                     Two investment managers manage the Emerging Growth Equity
                 Fund. HLM Management Company, Inc. ("HLM"), under sub-advisory agreement with Retirement System Investors Inc., since
                 April 1, 1997, and Retirement System Investors Inc. ("Investors") since February 8, 1999, at which time Friess Associates, Inc. ("Friess") was removed as a sub-advisor. At that time, Investors was given $10 million of assets to manage, while the remainder of the Friess assets was given to HLM to manage. Effective January 8, 2000, each portfolio manager was given 50% of the Fund's assets to manage. As of September 30, 2000, HLM was managing $49.0 million of fund assets (49.6%), and Investors was managing $49.7 million of fund assets (50.4%).

                 PORTFOLIO COMMENTARY

                 Investors invests in emerging and rapidly growing companies, with a focus on innovative new companies, that have the potential to become future leaders. For fiscal year 2000, the assets managed by Investors reflected a gross return of 79.71% and significantly outperformed the market (the Russell 2000 Growth Index with a return of 29.66%). During the year, market volatility continued to increase, especially in the technology area. However, by focusing on several new emerging industry leaders and a wide range of emerging growth sub-sectors, Investors was able to dampen some of this volatility and ended the fiscal year on a high note.

                     Performance was enhanced by large exposure to the
                 technology and health care sectors. As the year progressed, technology sector exposure was reduced, both by falling market prices and a push toward greater diversification. Specifically, the Fund benefited by strong performance of fiber-optic component firms and communications chip suppliers. Within technology, some notable winners included Ortel, MMC Networks and Transwitch. In the health care area, performance benefited from Barr Laboratories, Dura Pharmaceuticals and Pharmaceutical Product Development. However, these gains were offset by losses in consumer cyclical and telecommunication services. Fossil, Sportsline, Talk.com and Pac-West Telecomm negatively impacted performance. Looking ahead, the Fund is positioned to take advantage of recent market volatility. The Manager's fundamental security selection process will be critical in identifying new emerging leaders in the coming year. Numerous opportunities are unfolding in the fields of Internet infrastructure, wireless data, fiber optics and biotechnology.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURING RISK AND RETURN
EMERGING GROWTH EQUITY FUND VS
RUSSELL 2000 GROWTH INDEX
For 10-Year Period Ended 9/30/00

        EMERGING GROWTH  RUSSELL 2000 GROWTH

RETURN           24.26%               16.26%

RISK             26.79%               22.25%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE EMERGING GROWTH EQUITY FUND AND THE RUSSELL 2000 GROWTH INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/00. THE RUSSELL 2000 GROWTH INDEX IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.3) FOR A DEFINITION OF STANDARD DEVIATION.
                     Investors identifies companies through intensive research
                 working with company managements, analysts and industry contacts. At September 30, 2000, the portion of the Fund's portfolio managed by Investors held 58 stocks.
                     HLM invests in high-quality, small capitalization emerging growth companies that are entrepreneurially managed and are rapidly growing in new markets. For the fiscal year ended September 30, 2000, the gross performance of the portion of the Fund managed by HLM of 64.51% also significantly outpaced the Russell 2000 Growth Index by nearly 35 percentage points. The performance drivers for HLM were technology, energy and healthcare. HLM began the year with 33% of the portfolio in technology, following themes of Internet infrastructure, wireless technological advancements and continued strength in the semiconductor capital equipment cycle. Although the technology weighting advanced to 38% at fiscal year-end, increasing uncertainty and confusion in this sector is unfolding and thus HLM is proceeding cautiously by reducing its exposure to this major sector.
                     At the start of calendar year 2000, holdings were added in energy and healthcare companies to capitalize on good buying opportunities. The price of natural gas was at $2.40/MCF (1000 cubic feet) and it was becoming clear that capacity was tight---a classic supply/demand situation, which has led to natural gas prices at fiscal year end close to $5.50/MCF and a significant increase in the price of those stocks. At the end of September, energy stocks accounted for 7% of the HLM portfolio. In the healthcare sector, pricing improved in the services sector and business at the laboratory services companies was showing very strong pickup. This resulted in healthcare weightings growing from 8% of the portfolio in October to over 21% at September 30th. Healthcare and energy were the clear performance drivers in the third and fourth quarters of fiscal year 2000.

                     As market sensitivities increased during the year, HLM took action to reduce portfolio exposure of stocks that had been public less than one year and judiciously sold other holdings that were showing signs of weakness. This reduction program also contributed to the performance, especially with newer issues as the IPO market started to skid in May and June after being very robust in the first half of the fiscal year.

                     On September 30, 2000, the HLM portfolio held 39 stocks,
                 and only one holding (DIANON Systems, Inc.) overlapped with Investors holdings (HLM held 43 stocks at September 30, 1999). Traditionally, HLM likes to holds between 40 and 60 stocks in order to achieve its desired diversification. This manager continues to look for stocks to add which have strong and improving fundamentals and to increase the holdings in the portfolio with the goal of reducing the cash level to 5% or less of total portfolio assets under management.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 EMERGING GROWTH EQUITY FUND
                 VS RUSSELL 2000 GROWTH INDEX

     EMERGING GROWTH  RUSSELL 2000 GROWTH

 89       $10,000.00           $10,000.00

 90        $7,794.10            $7,376.44

 91       $12,151.92           $11,121.85

 92       $12,630.92           $11,097.42

 93       $18,493.41           $14,336.16

 94       $18,722.50           $14,461.73

 95       $27,375.66           $18,536.66

 96       $34,919.85           $20,873.85

 97       $43,974.66           $25,748.80

 98       $28,580.67           $19,354.62

 99       $42,147.37           $25,672.78

 00       $87,728.37           $45,127.52

     GROWTH
       OF
     $10,000

                   EMERGING GROWTH EQUITY  RUSSELL 2000 GROWTH

                1
             year                 $16,223              $12,966

                3
             year                 $15,549              $12,928

                5
             year                 $24,977              $17,958

               10
             year                 $87,728              $45,128

    CUMULATIVE
     RETURNS

                 1
              year   62.23%   29.66%

                 3
              year   55.49%   29.28%

                 5
              year  149.77%   79.58%

                10
              year  777.28%  351.28%

       AVERAGE
        ANNUAL
       RETURNS

                   1
                  year  62.23%  29.66%

                   3
                  year  15.85%   8.94%

                   5
                  year  20.09%  12.42%

                   10
                  year  24.26%  16.26%

                 PERFORMANCE RESULTS

                 As was the case for fiscal year 1999, the Emerging Growth Equity Fund again was the best performing Trust investment fund for fiscal year 2000 with a net return of 62.23%. It significantly exceeded the 29.66% return of the Russell 2000 Growth Index, a representative index that reflects the performance of small company growth securities. For the three-, five- and ten-year periods ended September 30, 2000, the Fund's average annualized net returns of 15.85%, 20.09% and 24.26%, respectively, significantly outperformed the average annual returns of the Russell 2000 Growth Index of 8.94%, 12.42% and 16.26% for these trailing periods. The Fund's risk profile (as measured by standard deviation) verses the market (the Russell 2000 Growth Index) is reflected in the chart on page 9.

                     For the one-year period ended September 30, 2000, the
                 Emerging Growth Equity Fund (the highest performing Trust investment fund) produced a return of 62.23%, compared to that of its new benchmark, the Lipper Small-Cap Growth Funds Average return of 56.56%. (The new Lipper benchmark became effective with the first quarter of fiscal year 2000.) The three-year annualized return of 15.85% trailed its Lipper benchmark, which returned 19.77% per year. However, for the longer periods (five and ten years), the average annualized returns exceeded the Lipper Small-Cap Growth Funds Average, with the Fund's average annualized returns of 20.09% and 24.26% versus annualized returns of 18.89% and 20.98%, respectively, for the Lipper benchmark. For these two periods, the Fund ranked in the top 34% (27th out of 80 funds) and top 15% (3rd out of 21 funds), respectively, of the Lipper Small-Cap Growth Funds grouping. Past performance is not a guarantee of future performance.

                 EMERGING GROWTH EQUITY FUNDS VS LIPPER SMALL-CAP GROWTH FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                 ---------------------------------------------------------------

                                                                     Average Annualized
                                                                ----------------------------
                                                       1 Year   3 Years   5 Years   10 Years
                                                       ------   -------   -------   --------
                        EMERGING GROWTH EQUITY
                        FUND(1)                        62.23%   15.85%    20.09%     24.26%
                        Lipper Small-Cap Growth Funds
                        Avg.(2)                        56.56    19.77     18.89      20.98

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
--------------------------------------------------------------------------------

                 INTERNATIONAL EQUITY FUND

                 The International Equity Fund seeks capital appreciation by investing in common stocks in well established companies that are headquartered in foreign countries, in order to take advantage of opportunities outside the U.S. capital markets. Holdings are concentrated in the larger markets abroad, and some investments are also made in emerging markets. The portfolio manager, Bank of Ireland Asset Management (U.S.) Limited ("BIAM") first identifies economic and business themes that it believes will provide a favorable framework for selecting stocks. It then selects companies best positioned to take advantage of the opportunities presented by such themes with a focus on the following: companies whose current prices are undervalued relative to their long-term prospective earnings growth rate; their historic valuation levels and that of their competitors; and companies of substantial size and liquidity, strong balance sheets, proven management and diversified earnings streams. (BIAM replaced Morgan Grenfell Investment Services Limited, effective March 1, 1999 and manages under a sub-advisory agreement with Retirement System Investors Inc.)

                 PORTFOLIO COMMENTARY

                 The portfolio for fiscal year 2000 reflected a net return of 10.65% (gross return of 12.99%) and outperformed the market (MSCI EAFE Index) by nearly 7.5 percentage points. Within the thematic framework of the portfolio, the largest theme of the portfolio, GROWTH IN TELECOMMUNICATIONS was the overall largest contributor to performance, but was a tale of two stories. In the first two quarters of the fiscal year, the theme added significant value while the second half of the year was followed by a downturn in the theme. For the first half of fiscal 2000, holdings in the theme produced spectacular returns spurred by high growth prospects, strong demand and a busy pace of mergers and acquisitions in the telecom sector. One of the portfolio's top holdings, Vodafone, a leading U.K. cellular phone operator bought Manessmann, a German telecom operator, another top holding in the portfolio. The combined company is the largest mobile phone operator in the world with businesses in 25 countries and given its superior growth rate, we continue to believe strongly in the company. In the last two quarters, like many of the "TMT" companies, companies in the theme experienced a correction due to profit taking and worries about the capital expenditure necessary to acquire third-generation mobile licenses.

                 The TECHNOLOGICAL INNOVATION theme, a theme mostly comprised of Japanese technology companies, was also a significant performer over the period. While the overall Japanese market did well during the first half of fiscal 2000, many of the portfolio's Japanese holdings enjoyed very strong returns. The portfolio holds a number of high quality companies that have demonstrated consistent earnings growth, meaningful balance sheet restructuring and attention to shareholder value. BIAM took profits in some of the companies that did particularly well and deployed the funds in some new names. Over the last few years, the overall domestic Japanese economy has experienced weak growth and sectors such as banking, construction and steel production, need to consolidate to improve over-capacity. BIAM remains cautiously optimistic that there will be an improvement in corporate earnings, an increase in corporate activity, more focused capital investment and an improvement in consumer confidence, albeit at a slow pace.

                     During the year, the
                 portfolio was hedged
                 against the Japanese yen adding
                 value to the
                 portfolio as the Japanese yen depreciated versus the US dollar.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MEASURING RISK AND RETURN
                 INTERNATIONAL EQUITY FUND VS
                 MSCI EAFE

          FOR 10-YEAR
          PERIOD ENDED            INTERNATIONAL   MSCI
            9/30/00                  EQUITY       EAFE
                                      9.34%      9.63%
                                     13.36%      14.23%
             RETURN
              RISK

                 THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE INTERNATIONAL EQUITY FUND AND THE EAFE FOR THE TEN-YEAR PERIOD ENDED 9/30/00. THE EAFE IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.3) FOR A DEFINITION OF STANDARD DEVIATION.

                     It should be noted that the MSCI EAFE Index for fiscal year
                 2000 under performed the broad U.S. equity market (the S&P 500 Index) by over 10 percentage points, 3.20% vs. 13.29%. (For the previous five fiscal years, only in 1999 did the MSCI EAFE Index outperform the S&P 500 Index--30.94% vs. 27.68%.)

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 INTERNATIONAL EQUITY FUND VS MSCI EAFE

     INTERNATIONAL EQUITY  MSCI EAFE

 89            $10,000.00  $10,000.00

 90             $8,495.13   $7,239.11

 91             $9,820.92   $8,824.60

 92             $9,488.63   $8,196.75

 93            $11,532.70  $10,357.05

 94            $12,781.29  $11,372.74

 95            $13,509.64  $12,034.49

 96            $15,188.17  $13,072.84

 97            $17,148.36  $14,664.94

 98            $15,251.94  $13,439.76

 99            $18,752.77  $17,598.12

 00            $24,425.64  $25,087.17

     GROWTH
       OF
     $10,000

                   INTERNATIONAL EQUITY  MSCI EAFE

                1
             year               $11,065    $10,320

                3
             year               $12,100    $12,384

                5
             year               $15,359    $15,091

               10
             year               $24,426    $25,087

    CUMULATIVE
     RETURNS

                 1
              year   10.65%    3.20%

                 3
              year   21.00%   23.84%

                 5
              year   53.59%   50.91%

                10
              year  144.26%  150.87%

       AVERAGE
        ANNUAL
       RETURNS

                   1
                  year  10.65%  3.20%

                   3
                  year   6.56%  7.39%

                   5
                  year   8.96%  8.58%

                   10
                  year   9.34%  9.63%

                 PERFORMANCE RESULTS

                 For the one-year period ended September 30, 2000, the International Equity Fund returned 10.65% and appreciably exceeded the MSCE EAFE Index, which returned 3.20% for the period. For the recent three years, the Fund reflected an annualized return of 6.56% and trailed the average annual return of the MSCI EAFE Index, which returned 7.39%. For the five- and ten years ended September 30, 2000 however, the International Equity Fund average annual returns of 8.96% and 9.34% were in line with the MSCI EAFE Index per year returns of 8.58% and of 9.63%. During this period, the Fund had a lower risk exposure as measured by standard deviation, than the MSCI EAFE Index (see chart on page 13).

                     The International Equity Fund's return of 10.65% for the
                 one-year period ended September 30, 2000, modestly under performed the 10.77% return of the Lipper International Funds Average, the Fund's performance benchmark. For the trailing three-, five- and ten-year periods ended September 30, 2000, the Fund returned 6.56%, 8.96% and 9.34% per annum, respectively, versus an average annualized return of 8.25%, 10.37% and 10.43%, respectively, for the Lipper benchmark. Past performance is not a guarantee of future results.

                 INTERNATIONAL EQUITY FUND VS LIPPER INTERNATIONAL FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 2000
                 ---------------------------------------------------------------

                                                                   Average Annualized
                                                              ----------------------------
                                                     1 Year   3 Years   5 Years   10 Years
                                                     ------   -------   -------   --------
                        INTERNATIONAL EQUITY
                        FUND(1)                      10.65%    6.56%     8.96%      9.34%
                        Lipper International Funds
                        Avg.(2)                      10.77     8.25     10.37      10.43

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
--------------------------------------------------------------------------------

                 FIXED-INCOME MARKET ENVIRONMENT

                 Bond markets began fiscal year 2000 in a rising interest rate environment as the uncertainty surrounding Y2K led investors to reduce buying and to stress liquidity ahead of this event. The yield curve inverted in the beginning of 2000 as the Treasury commenced their buyback program. The Federal Reserve raised the Fed Funds rate 175 basis points by June 30th since tightening began in June 1999. The last increase by the Fed took place in May 2000 at which time it raised both the Fed Funds rate and the Discount rate by 50 basis points to 6.50% and 6.00%, respectively. Although the Fed has taken no additional action since May (including their last meeting on November 15th), it remains poised to act on signs of inflation. The FOMC has cited huge gains in productivity and easing consumer demand as the bases for their decision to leave rates unchanged. We also have several good months of reports, which show the economy is indeed slowing. Tempered consumer demand, coupled with the strong likelihood that much of the recent rate hikes have not yet trickled into the general economy, continues to give the Fed room to "watch and wait." The two main concerns that confront the economy and the Fed are: the tight labor market, as evidenced by a decreasing pool of workers willing to take jobs and the high cost of oil--intensified by the crisis in the Middle East. Uncertainty about energy costs and the fiscal fallout from the coming elections and a new administration could pose temporary hurdles.

                     Interest rates continued to rise through June 2000 and then gradually began to fall as the Fed's action over the prior twelve months began to take an effect on the economy. More recently, the ten-year note and 30-year Bond have snapped back to a traditional positive slope. Concern over oil and labor markets suggests inflation worries and this resulted in a backup in long yields. The 30-year Bond ended fiscal 2000 at 5.87% versus 6.05% the year before; the ten-year Treasury note fell 9 basis points from 5.88% to 5.79%; the five-year rose to 5.83% from 5.75%; and the two-year Treasury rose to 5.97% from 5.60%, one year earlier.

                 ACTIVELY MANAGED BOND FUND
                 The Actively Managed Bond Fund invests in high-quality, fixed-income securities (bonds and other debt securities) with maturities of up to 30 years. Retirement System Investors Inc. has managed the Fund exclusively since August 2, 1993. Its performance index is the Lehman Brothers Aggregate Bond Index. PORTFOLIO COMMENTARY
                 The two- to-ten year portion of the yield curve remains inverted at the end of fiscal year 2000. Yield spreads widened sharply in the first half of 2000 between mortgages, agencies, corporates and Treasuries. Volatility increased in the fixed-income markets as the implied creditworthiness of the two major Government Sponsored Entities
                 (GSE), FNMA and FHLMC, were questioned. Concerns about inflation caused the Fed to raise their key rate 100 basis points between February to May 2000. These conditions hampered the performance of the spread products held in the Actively Managed Bond Fund. This will reverse when spreads return to their historical norms. Yield spreads narrowed somewhat from their year-to-date high levels as the economy began to exhibit signs of moderation by the end of the second quarter, but they still remain close to the top of the record levels reached in April and May of this year. Investment objectives during the fiscal year primarily consisted of buying Agencies, mortgages and corporates to maximize yield, while limiting our risk exposure.
                     The Actively Managed Bond Fund began fiscal 2000 with a
                 duration of 6.0 years and ended the twelve months with a duration of 6.6 years on September 30, 2000. The Lehman Brothers Aggregate Bond Index had a modified duration of 4.8 years at the end of fiscal 2000. At September 30, 2000, the yield to maturity of the Fund was 7.66% versus 6.96% for the Lehman Brothers Aggregate Bond Index.
                     The Fund stresses and maintains high quality of holdings,
                 with 7.8% in U.S. Treasuries, 19.8% in Federal Agency notes and bonds, 3.5% in mortgage pass thrus, 61.6% in Agency and AAA rated collateralized mortgage obligations and 5.6% in corporates as of fiscal year end. (The quality of holdings is restricted to "A" or better at the time of purchase and at least 65% of holdings must be in U.S. Government or Agency issues.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURING RISK AND RETURN
ACTIVELY MANAGED BOND FUND VS
LEHMAN BROTHERS AGGREGATE BOND INDEX
For 10-Year Period Ended 9/30/00

        ACTIVELY MANAGED  LEHMAN BROS.

RETURN             7.86%         8.04%

RISK               5.20%         4.40%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE ACTIVELY MANAGED BOND FUND AND THE LEHMAN BROS. AGGREGATE BOND INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/00. LEHMAN BROS. IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.3) FOR A DEFINITION OF STANDARD DEVIATION.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ACTIVELY MANAGED BOND FUND VS LEHMAN BROTHERS
AGGREGATE BOND INDEX

     ACTIVELY MANAGED  LEHMAN BROS. INDEX

89            $10,000             $10,000

90            $10,488             $10,755

91            $12,365             $12,474

92            $13,975             $14,041

93            $15,601             $15,443

94            $14,822             $14,945

95            $16,824             $17,043

96            $17,513             $17,879

97            $19,276             $19,613

98            $21,460             $21,870

99            $21,164             $21,788

00            $21,318             $21,671

GROWTH OF $10,000

                   ACTIVELY MANAGED BOND FUND  LB AGG. BOND INDEX

1 year                                $10,564             $10,699

3 year                                $11,599             $11,184

5 year                                $13,289             $13,676

10 year                               $21,318             $21,671

CUMULATIVE RETURNS

1 year                5.64%    6.99%

3 year               15.99%   18.84%

5 year               32.89%   36.76%

10 year             113.18%  116.71%

AVERAGE ANNUAL RETURNS

1 year                  5.64%  6.99%

3 year                  5.07%  5.92%

5 year                  5.85%  6.46%

10 year                 7.86%  8.04%

                 PERFORMANCE RESULTS
                 The Actively Managed Bond Fund posted a net return of 5.64% (gross return of 6.51%) for the one-year period ended September 30, 2000 and trailed the Lehman Brothers Aggregate Bond Index, a representative market index, which returned 6.99%. For the recent three- and five-year periods, the Fund's average annualized net returns were 5.07% and 5.85% compared to the market index returns of 5.92% and 6.46% per annum. Over the longer term, ten years ended September 30, 2000, the Fund had a net return of 7.86% per year compared to the 8.04% average annualized return of the Lehman Brothers Aggregate Bond Index. During this ten-year period, the Fund's risk profile, as measured by standard deviation, exceeded that of the market index (see chart on page 16).

                     The Actively Managed Bond Fund fell short of its Lipper
                 benchmark, the U.S. Government Bond Funds Average, for the one-year period ended September 30, 2000, with a return of 5.64%, compared to the 6.12% for the benchmark. Over the longer term (three-, five- and ten-years ended September 30, 2000), the Fund showed strong results compared to its Lipper benchmark with average annualized returns of 5.07%, 5.85% and 7.86%, respectively. For all three periods, the Lipper benchmark reflected returns of 4.93%, 5.37% and 7.03% per annum. For the five-and ten-year periods, the Fund achieved a top 24% ranking (30th out of 130 funds) and a top 13% ranking (6th out of 49 funds), respectively, in the Lipper U.S. Government Funds grouping. Past performance is not a guarantee of future results.

                 ACTIVELY MANAGED BOND FUND VS LIPPER U.S. GOVERNMENT BOND FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                 ---------------------------------------------------------------

                                                                                Average Annualized
                                                                           ----------------------------
                                                                  1 Year   3 Years   5 Years   10 Years
                                                                  ------   -------   -------   --------
                        ACTIVELY MANAGED BOND FUND(1)             5.64%     5.07%     5.85%     7.86%
                        Lipper U.S. Government Bond Funds
                        Avg.(2)                                   6.12      4.93      5.37      7.03

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
--------------------------------------------------------------------------------

                 INTERMEDIATE-TERM BOND FUND
                 The Intermediate-Term Bond Fund invests in high-quality, fixed-income securities that mature within ten years or have expected average lives of ten years or less. It is managed by Retirement System Investors Inc. Its performance index is the Lehman Brothers Government-Intermediate Bond Index.
                 PORTFOLIO COMMENTARY
                 The volatile environment that existed for fixed-income investors as the inflation debate heated during the first half of this year did not adversely affect the performance of the Intermediate-Term Bond Fund in the twelve-month period ended September 30, 2000. Our guidelines mandate that the Intermediate-Term Bond Fund accept considerably less risk than the overall market and the Actively Managed Bond Fund. The Intermediate-Term Bond Fund is limited to investments with stated final maturities or average lives of ten years or less.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MEASURING RISK AND RETURN
                 INTERMEDIATE-TERM BOND FUND VS
                 LEHMAN BROTHERS GOVERNMENT-
                 INTERMEDIATE BOND INDEX
                 For 10-Year Period Ended 9/30/00

        INTERMEDIATE-TERM  LEHMAN BROS.

RETURN              6.70%         7.23%

  RISK              3.54%         3.62%

                 THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE INTERMEDIATE-TERM BOND FUND AND THE LEHMAN BROS. GOVERNMENT-INTERMEDIATE BOND INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/00. LEHMAN BROS. IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.3) FOR A DEFINITION OF STANDARD DEVIATION.
                     Interest rates were rising at
                 the beginning of the fiscal year
                 as a direct result of Fed action.
                 As we moved into the new
                 millennium, the Treasury
                 announced its buyback program,
                 which immediately resulted in an
                 inverted yield curve. The 30-year
                 Treasury bond dropped well below
                 the 10-year Treasury note,
                 indicating its dwindling supply
                 and the 10-year note soon
                 became the new benchmark Treasury. The inversion of the yield curve caused by the Treasury's buyback program led portfolio managers to shorten their average maturities and duration. The two and five year Treasuries reached their twelve-month highs in May 2000 of 6.90% and 6.80%, respectively, and investors were hard-pressed to pick up yield by extending further out on the curve. The Intermediate-Term Bond Fund is yield-oriented; with a yield to maturity of 7.35% at September 30, 2000 versus 6.23% for the Lehman Brothers Government-Intermediate Bond Index. The duration of the Fund was 3.3 years at the beginning of the fiscal year and ended Fiscal 2000 virtually unchanged at
                 3.2 years--in line with the Lehman Brothers Index.
                     The Intermediate-Term Bond Fund maintained an emphasis on
                 high quality, fixed-income investments. At the end of Fiscal 2000, 94.10% of the holdings were rated AAA, including 3.9% in U.S. Treasuries, 10.0% in Agency mortgage passthrus, 53.0% in Agency and AAA-rated CMO's and 27.0% in Federal Agency notes and bonds. (The quality of holdings is restricted to single-A or better at the time of purchase, and at least 65.0% in U.S. Government or Agency issues.)

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 INTERMEDIATE-TERM BOND FUND VS LEHMAN
                 BROTHERS GOVERNMENT-INTERMEDIATE BOND INDEX

     INTERMEDIATE-TERM BOND  LEHMAN BROTHERS INDEX

 89              $10,000.00             $10,000.00

 90              $10,857.68             $10,857.81

 91              $12,347.06             $12,333.97

 92              $13,756.85             $13,871.39

 93              $14,751.66             $14,932.24

 94              $14,439.01             $14,708.17

 95              $15,917.02             $16,267.74

 96              $16,656.02             $17,098.59

 97              $17,935.36             $18,438.73

 98              $19,384.97             $20,394.69

 99              $19,635.10             $20,555.23

 00              $19,125.97             $20,106.02

     GROWTH
       OF
     $10,000

                   INTERMEDIATE-TERM BOND FUND  LB GOV'T-INTER. BOND INDEX

                1
             year                      $10,576                     $10,621

                3
             year                      $11,578                     $11,840

                5
             year                      $13,047                     $13,420

               10
             year                      $19,126                     $20,106

    CUMULATIVE
     RETURNS

                 1
              year   5.76%    6.21%

                 3
              year  15.78%   18.40%

                 5
              year  30.47%   34.20%

                10
              year  91.26%  101.06%

       AVERAGE
        ANNUAL
       RETURNS

                   1
                  year  5.76%  6.21%

                   3
                  year  5.01%  5.79%

                   5
                  year  5.46%  6.06%

                   10
                  year  6.70%  7.23%

                 PERFORMANCE RESULTS
                 The Intermediate-Term Bond Fund posted a net return of 5.76% (gross return of 7.02%) for the one-year period ended September 30, 2000 versus a 6.21% return for the Lehman Brothers Government-Intermediate Bond Index, a representative market index. For the three- and five-years ended
                 September 30, 2000, the Fund reflected average annualized net returns of 5.01% and 5.46% compared to 5.79% and 6.06% per annum for the market index. For the ten-year period ended September 30, 2000, the Intermediate-Term Bond Fund achieved an average annualized net return of 6.70%, while the market index returned 7.23% per year. Both the Fund and market index had similar risk profiles, as measured by standard deviation, during this period (see chart on page 18).

                     For the one-year period ended September 30, 2000, the Fund had a return of 5.76% versus 5.38% for the Lipper Short-Intermediate (one to five years maturity) U.S. Government Funds Average, the Fund's performance benchmark. For this period, the Fund ranked in the top 32% (29th out of 91 funds) of its Lipper benchmark grouping. For the three-, five-, and ten-year periods, the Fund experienced average annualized returns of 5.01%, 5.46% and 6.70%, respectively, outperforming the Lipper benchmark for all three periods by 30, 29 and 17 basis points per year, respectively. Past performance is not a guarantee of future results.

                 INTERMEDIATE-TERM BOND FUND VS LIPPER SHORT-INTERMEDIATE U.S. GOV'T.
                 FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                 ---------------------------------------------------------------

                                                                                 Average Annualized
                                                                            ----------------------------
                                                                   1 Year   3 Years   5 Years   10 Years
                                                                   ------   -------   -------   --------
                        INTERMEDIATE-TERM BOND FUND(1)             5.76%     5.01%     5.46%     6.70%
                        Lipper Short-Intermediate (1 to 5 years
                        maturity) U.S. Gov't. Funds Avg.(2)        5.38      4.71      5.17      6.53

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
--------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENT FUND
                 The Short-Term Investment Fund, managed by Retirement System Investors Inc., invests in high-quality, cash equivalent-type securities maturing in one year or less, and U.S. Government instruments with maturities of up to two years. The portfolio's maximum average maturity is one year.
                 MARKET ENVIRONMENT AND PORTFOLIO COMMENTARY
                 Short-term interest rates were already on the rise at the beginning of fiscal 2000. The Federal Reserve adopted a tightening bias in the first half of 1999 due to the concern that the economy was exceeding its non-inflationary growth potential and consequently raised rates by 75 basis points by the end of 1999. Still concerned with the prospect of inflation, the Fed raised the Fund and Discount rates an additional 100 basis points to their current levels of 6.50% and 6%, respectively. During the 52-week period beginning September 30, 1999, the 90-day Treasury bill jumped from 4.85% to 6.21% at September 30, 2000. During the same period, the two-year Treasury rose from 5.60% at the beginning of fiscal 2000 to 5.98% at the end of the twelve-month period.
                 During the one year ended
                 September 30, 2000, the
                 Short-Term Investment Fund's
                 average maturity shortened by one
                 week to 273 days at the end of
                 September 2000. Higher short
                 rates provided the Fund with
                 reinvestment opportunities
                 throughout the year. Short
                 intersector spreads (e.g.,
                 one-month commercial paper versus
                 two-year Treasuries) widened from
                 29 basis points at the start of
                 the fiscal year to 50 basis
                 points at the end of the 52-week
                 period. The short portion of the
                 curve
                 steepened as the economy steamed ahead and investors anticipated additional rate increases by the Fed. The two-year note reached its fiscal year high in May 2000 at 6.90% and then gradually began to fall to close the twelve-month period at 5.97%.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MEASURING RISK AND RETURN
                 SHORT-TERM INVESTMENT FUND VS
                 SALOMON BROS. 6-MONTH U.S. TREASURY BILLS
                 For 10-Year Period Ended 9/30/00

        SHORT-TERM INVESTMENT  SALOMON BROS. T-BILLS

RETURN                  4.52%                  5.10%

  RISK                  0.63%                  0.51%

                 THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE SHORT-TERM INVESTMENT FUND AND THE SALOMON BROS. 6-MONTH U.S. TREASURY BILLS FOR THE TEN-YEAR PERIOD ENDED 9/30/00. T-BILLS ARE A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P. 3) FOR A DEFINITION OF STANDARD DEVIATION.
                     Investment changes during the fiscal year included an
                 increase in our position of callable and non-callable Federal agencies to 70.0% of holdings. Higher short-term interest rates prompted the Federal Agencies to issue new higher coupon notes maturing up to two year in various structures and degrees of call protection. At the end of the fiscal year, the Short-Term Investment Fund maintained 98.1% of its investments in AAA-rated securities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SHORT-TERM INVESTMENT FUND
VS SALOMON BROS. 6-MONTH
U.S. TREASURY BILLS

                 SALOMON BROS.

     Short-Term        T-Bills

89      $10,000        $10,000

90      $10,834        $10,825

91      $11,527        $11,560

92      $11,959        $12,081

93      $12,233        $12,480

94      $12,597        $12,956

95      $13,249        $13,720

96      $13,889        $14,469

97      $14,568        $15,252

98      $15,308        $16,072

99      $15,973        $16,840

00      $15,556        $16,451

GROWTH OF $10,000

                   SHORT-TERM INVESTMENT  SALOMON BROS. T-BILLS

1 year                           $10,550                $10,574

3 year                           $11,569                $11,675

5 year                           $12,721                $12,979

10 year                          $15,556                $16,451

CUMULATIVE RETURNS

1 year               5.50%   5.74%

3 year              15.69%  16.75%

5 year              27.21%  29.79%

10 year             55.56%  64.51%

AVERAGE ANNUAL RETURNS

1 year                  5.50%  5.74%

3 year                  4.98%  5.30%

5 year                  4.93%  5.35%

10 year                 4.52%  5.10%

                 PERFORMANCE RESULTS
                 For the one year period ended September 30,
                  2000, the Short-Term Investment Fund returned 5.50% versus
                 5.43% for the Lipper Money Market Funds Average, an unmanaged index of money funds that reflects performance after fees and expenses are taken out. Salomon Brothers 6-Month U.S. Treasury Bills (an unmanaged index, which provides a representative proxy for the short-term fixed-income securities market), returned 5.74% for this period. For the recent three-year period, the Fund's average annualized return of 4.98% compared favorably with its Lipper benchmark return, but trailed the Salomon Brothers 6-Month US Treasury Bills, which returned 5.30% per annum over the 3 years ended September 30, 2000.

                     For the five-year period ended September 30, 2000 the Fund returned 4.93% annually, compared to the 4.95% average annualized return of its Lipper benchmark, and the 5.35% return per year for the Salomon Brothers index. The Fund's 4.52% average annualized return for the ten-year period ended September 30, 2000, trailed the 4.65% per year return of the Lipper benchmark and the 5.10% average annualized return of the Salomon Brothers 6-Month US Treasury Bills for the same period. Both the Fund and the Salomon Brothers 6-Month Treasury Bills had extremely low risk profiles, as measured by standard deviation, during this period (see chart on page 20). Past performance is not a guarantee of future results.

                 SHORT-TERM INVESTMENT FUND VS LIPPER RETAIL MONEY FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 2000
                 ---------------------------------------------------------------

                                                                        Average Annualized
                                                                   ----------------------------
                                                          1 Year   3 Years   5 Years   10 Years
                                                          ------   -------   -------   --------
                        SHORT-TERM INVESTMENT FUND(1)     5.50%     4.98%     4.93%     4.52%
                        Lipper Money Market Funds
                        Avg.(2)                           5.43      4.94      4.95      4.65

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
--------------------------------------------------------------------------------

COMBINED FINANCIAL STATEMENTS
             RSI RETIREMENT TRUST
                 Combined Statement of Assets and Liabilities      September 30,
                 2000
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $510,569,648)--Note 2(A)                                 $669,719,723
                          Receivable for investments sold                             1,157,265
                          Receivable for units sold                                   1,380,269
                          Dividends and interest receivable                           2,037,055
                          Unrealized appreciation on forward currency
                          contracts--Note 6                                              13,407
                          Other assets                                                  231,869
                                                                                   ------------
                                                                                    674,539,588
                        LIABILITIES
                          Payable for investments purchased            $3,706,407
                          Payable for units redeemed                      230,889
                          Payable to investment managers                  301,435
                          Unrealized depreciation on forward currency
                          contracts--Note 6                                   200
                          Accrued expenses and other payables             565,062     4,803,993
                                                                       ----------  ------------
                        NET ASSETS                                                 $669,735,595
                                                                                   ============

                 Combined Statement of Operations  Year Ended September 30, 2000
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Dividends (net of foreign withholding tax
                            of $116,870)                               $4,491,446
                            Interest                                   19,821,973
                          Securities Lending                               66,041
                                                                       ----------
                               Total Income                                        $24,379,460
                          Expenses:
                            Investment managers' fees--Note 3(A)        3,676,907
                            Shareholder servicing fees and
                            expenses--Note 3(B)                         3,070,462
                            Custodian fees and expenses                   243,727
                            Legal and auditing fees                       228,971
                            Consultant fees                                95,536
                            Trustees' fees and expenses--Note 3(C)        234,175
                            Printing and Postage                          104,755
                            Insurance                                      71,515
                            Other                                         249,366
                                                                       ----------
                               Total Expenses                           7,975,414
                               Less fees paid indirectly--Note 4          (31,438)
                               Less expense reimbursement--Note 3(A)     (149,448)
                                                                       ----------
                               Net Expenses                                          7,794,528
                                                                                   -----------
                        INVESTMENT INCOME--NET                                      16,584,932
                        REALIZED AND UNREALIZED GAIN (LOSS) ON
                          INVESTMENTS--Note 4:
                          Net Realized gain (loss) on:
                            Investments                                76,439,962
                            Options written                                 5,163
                            Foreign currency transactions                 (49,270)
                                                                       ----------
                                                                       76,395,855
                                                                       ----------
                          Unrealized appreciation on investments:
                            Investments                                 8,687,345
                            Foreign currency translations of other
                            assets and liabilities                        143,762
                                                                       ----------
                                                                        8,831,107
                                                                       ----------
                        NET REALIZED AND UNREALIZED GAIN ON
                          INVESTMENTS                                               85,226,962
                        NET INCREASE IN NET ASSETS RESULTING FROM
                          OPERATIONS                                               $101,811,894
                                                                                   ===========

                   See Notes to Financial Statements

                 Combined Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED
                                                                                 9/30/00         9/30/99
                                                                              -------------   -------------
                        OPERATIONS:
                          Investment income--net                              $  16,584,932   $  15,982,409
                          Net realized gain                                      76,395,855      53,911,923
                          Net unrealized appreciation                             8,831,107      36,209,054
                                                                              -------------   -------------
                          Net increase in net assets resulting from
                          operations                                            101,811,894     106,103,386
                                                                              -------------   -------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                   206,857,722     190,767,775
                          Value of units redeemed                              (297,632,173)   (222,297,742)
                                                                              -------------   -------------
                          Net (decrease) in net assets resulting from
                          capital transactions                                  (90,774,451)    (31,529,967)
                                                                              -------------   -------------
                          Net increase                                           11,037,443      74,573,419
                        NET ASSETS at beginning of year                         658,698,152     584,124,733
                                                                              -------------   -------------
                        NET ASSETS at end of year                             $ 669,735,595   $ 658,698,152
                                                                              =============   =============

                   See Notes to Financial Statements

FINANCIAL STATEMENTS OF INVESTMENT FUNDS
             CORE EQUITY FUND
                 Statement of Investments
                 September 30, 2000
                 ---------------------------------------------------------------

  SHARES                                          VALUE
  ------                                          -----
COMMON STOCKS          90.9%
             BANKING                     8.4%
    48,683   Bank of America Corp.             $  2,549,772
    97,464   Chase Manhattan Corp.                4,501,619
   180,377   Citigroup, Inc.                      9,751,631
                                               ------------
                                                 16,803,022
                                               ------------
             BEVERAGES & TOBACCO         0.3%
    15,000   Anheuser-Busch
               Cos., Inc.                           634,688
                                               ------------
             BROADCASTING &
               PUBLISHING                0.1%
     2,000   Time Warner, Inc.                      156,500
                                               ------------
             BUILDING PRODUCTS           1.9%
    91,500   Armstrong Holdings, Inc.             1,092,281
    39,000   Southdown, Inc.                      2,778,750
                                               ------------
                                                  3,871,031
                                               ------------
             CHEMICALS                   0.8%
    38,550   E.I. Du Pont De
               Nemours & Co.                      1,597,416
                                               ------------
             COMPUTER SOFTWARE &
               PERIPHERALS               0.9%
    44,000   BMC Software, Inc.*                    838,750
    41,875   Computer Associates
               International, Inc.                1,054,727
                                               ------------
                                                  1,893,477
                                               ------------
             COMPUTER SYSTEMS           17.4%
   243,700   EMC Corp.*                          24,156,762
    32,200   Hewlett-Packard Corp.                3,123,400
    67,000   International Business
               Machines Corp.                     7,537,500
                                               ------------
                                                 34,817,662
                                               ------------
             DIVERSIFIED                 2.5%
   139,589   Honeywell
               International, Inc.                4,972,858
                                               ------------
             DRUG, HEALTH CARE &
               PHARMACEUTICALS          12.5%
     2,500   Elan Corp. Plc--Spons
               ADR*                                 136,875
    93,900   Johnson & Johnson                    8,820,731
    88,571   Merck & Co., Inc.                    6,593,004
   212,400   Pfizer, Inc.                         9,544,725
                                               ------------
                                                 25,095,335
                                               ------------
             ELECTRONICS & ELECTRICAL   17.6%
    12,281   Agilent
               Technologies, Inc.*                  601,001

   219,600   Cisco Systems, Inc.*              $ 12,132,899
  SHARES                                          VALUE
  ------                                          -----
     5,000   Dallas Semiconductor
               Corp.                                164,375
   125,800   Emerson Electric & Co.               8,428,600
   263,600   Intel Corp.                         10,939,400
    39,950   Motorola, Inc.                       1,128,588
    36,750   Texas Instruments, Inc.              1,734,141
                                               ------------
                                                 35,129,004
                                               ------------
             ENERGY                      9.4%
    83,458   BP Amoco Plc--Spons ADR              4,423,274
    18,000   Exxon Mobil Corp.                    1,604,250
   114,081   Royal Dutch Petroleum Co.            6,837,730
   113,800   Texaco, Inc.                         5,974,500
                                               ------------
                                                 18,839,754
                                               ------------
             FINANCIAL SERVICES          2.2%
    62,210   Fannie Mae                           4,448,015
                                               ------------
             INSURANCE                   5.5%
   115,726   American International
               Group, Inc.                       11,073,532
                                               ------------
             MACHINERY & ENGINEERING     1.5%
    89,926   Ingersoll-Rand Co.                   3,046,243
                                               ------------
             METALS & MINING             0.1%
    11,224   Alcoa, Inc.                            284,108
                                               ------------
             OFFICE & BUSINESS
               EQUIPMENTS                0.2%
    25,127   Xerox Corp.                            378,475
                                               ------------
             OIL & GAS EXPLORATION,
               PRODUCTION & SERVICES     2.0%
    82,905   Halliburton Co.                      4,057,163
     1,000   The Williams Cos., Inc.                 42,250
                                               ------------
                                                  4,099,413
                                               ------------
             RETAIL                      0.2%
    10,400   Tiffany & Co.                          401,050
       500   Wal-Mart Stores, Inc.                   24,063
                                               ------------
                                                    425,113
                                               ------------
             TELECOMMUNICATIONS          2.9%
   175,364   Lucent
               Technologies, Inc.                 5,359,562
    12,000   Worldcom, Inc.*                        364,500
                                               ------------
                                                  5,724,062
                                               ------------

See Notes to Financial Statements      24

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

  SHARES                                          VALUE
  ------                                          -----
             TELECOMMUNICATIONS
               EQUIPMENT                 4.5%
    15,500   Corning, Inc.                     $  4,603,499
     5,500   Cypress Semiconductor
               Corp.*                               228,594
     3,000   Nortel Networks Corp.                  178,688
       100   Qualcomm, Inc.*                          7,125
    84,600   Tellabs, Inc.*                       4,039,650
                                               ------------
                                                  9,057,556
                                               ------------
             TRANSPORTATION & SHIPPING   0.0%
       500   United Parcel
               Service, Inc.                         28,188
                                               ------------
Total Common Stocks (Cost $53,562,552)         $182,375,452
                                               ------------

PRINCIPAL
AMOUNT                                             VALUE
------                                             -----
SHORT TERM INVESTMENT--
              REPURCHASE AGREEMENT        9.0%
$17,983,739   Bear Stearns &
                Co., Inc., Dated
                9/29/00, 6.50%, Due
                10/2/00, Collateralized
                by $38,880,000 United
                States Treasury Strips
                Due 2/15/13 (Value
                $18,334,253)                    $ 17,983,739
                                                ------------
Total Short Term
 Investments--Repurchase Agreement
 (Cost $17,983,739)                             $ 17,983,739
                                                ------------
Total Investments (Cost $71,546,291)     99.9%  $200,359,191
Other assets in excess of liabilities     0.1%       331,897
                                         ----   ------------
Total Net Assets                         100.0% $200,691,088
                                         ====   ============

*Denotes non-income producing security.

See Notes to Financial Statements      25

                 Statement of Assets and Liabilities          September 30, 2000
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $71,546,291)--Note 2(A)                                $200,359,191
                          Receivable for units sold                                   432,330
                          Dividends and interest receivable                           111,323
                          Other assets                                                 30,674
                                                                                 ------------
                                                                                  200,933,518
                        LIABILITIES:
                          Payable for units redeemed                   $ 51,024
                          Payable to investment manager                  85,507
                          Accrued expenses                              105,899       242,430
                                                                                 ------------
                        NET ASSETS at value, applicable to 1,699,656
                          outstanding units of
                          beneficial interest--Note 5                            $200,691,088
                                                                                 ============
                        NET ASSET VALUE offering and redemption price
                          per unit
                          ($200,691,088 divided by 1,699,656 units)              $     118.08
                                                                                 ============

                 Statement of Operations           Year Ended September 30, 2000
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Dividends                                  $1,956,199
                            Interest                                      496,892
                                                                       ----------
                               Total Income                                        $ 2,453,091
                          Expenses:
                            Investment manager's fees--Note 3(A)        1,004,969
                            Shareholder servicing fees and
                            expenses--Note 3(B)                           724,235
                            Custodian fees and expenses                    32,150
                            Legal and auditing fees                        33,265
                            Consultant fees                                13,648
                            Trustees' fees and expenses--Note 3(C)         29,272
                            Printing and Postage                           14,965
                            Insurance                                      23,543
                            Other                                          27,107
                                                                       ----------
                               Total Expenses                           1,903,154
                               Net Expenses                                          1,903,154
                                                                                   -----------
                        INVESTMENT INCOME--NET                                         549,937
                        REALIZED AND UNREALIZED GAIN ON
                          INVESTMENTS--Note 4:
                          Net realized gain on investments:            14,832,153
                          Unrealized appreciation on investments:       3,863,210
                                                                       ----------
                        NET REALIZED AND UNREALIZED GAIN                            18,695,363
                                                                                   -----------
                        NET INCREASE IN NET ASSETS RESULTING FROM
                          OPERATIONS                                               $19,245,300
                                                                                   ===========

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                YEAR ENDED     YEAR ENDED
                                                                                9/30/2000      9/30/1999
                                                                               ------------   ------------
                        OPERATIONS:
                          Investment income--net                               $    549,937   $    751,531
                          Net realized gain                                      14,832,153     28,244,344
                          Net unrealized appreciation                             3,863,210     20,327,846
                                                                               ------------   ------------
                          Net increase in net assets resulting from
                          operations                                             19,245,300     49,323,721
                                                                               ------------   ------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                    52,313,461     32,286,369
                          Value of units redeemed                               (45,240,744)   (83,603,978)
                                                                               ------------   ------------
                          Net increase (decrease) in net assets resulting
                          from capital transactions                               7,072,717    (51,317,609)
                                                                               ------------   ------------
                          Net increase (decrease)                                26,318,017     (1,993,888)
                        NET ASSETS at beginning of year                         174,373,071    176,366,959
                                                                               ------------   ------------
                        NET ASSETS at end of year                              $200,691,088   $174,373,071
                                                                               ============   ============

                   See Notes to Financial Statements

VALUE EQUITY FUND
Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

  SHARES                                          VALUE
  ------                                          -----
COMMON STOCKS                  97.9%
             AEROSPACE & DEFENCE         4.8%
    37,000   General Dynamics Corp.            $ 2,324,062
    27,400   Lockheed Martin Corp.                 903,104
    11,300   Northrop Grumman Corp.              1,026,888
                                               -----------
                                                 4,254,054
                                               -----------
             AUTO PARTS & SUPPLIES       0.0%
     2,016   Visteon Corp.                          30,498
                                               -----------
             AUTOMOTIVE                  0.4%
    15,400   Ford Motor Co.                        389,813
                                               -----------
             BANKING                    10.8%
    19,488   Bank of America Corp.               1,020,684
    50,000   Chase Manhattan Corp.               2,309,375
    51,056   Citigroup, Inc.                     2,760,214
    26,000   Washington Mutual, Inc.             1,035,125
    51,400   Wells Fargo Co.                     2,361,188
                                               -----------
                                                 9,486,586
                                               -----------
             BEVERAGES & TOBACCO         2.3%
     6,800   Anheuser-Busch Cos., Inc.             287,725
     3,000   PepsiCo, Inc.                         138,000
    56,000   Philip Morris Cos., Inc.            1,648,500
                                               -----------
                                                 2,074,225
                                               -----------
             BUILDING PRODUCTS           4.2%
    46,200   Martin Marietta
               Materials, Inc.                   1,768,536
    27,796   Southdown, Inc.                     1,980,465
                                               -----------
                                                 3,749,001
                                               -----------
             CHEMICALS                   0.5%
    12,300   Praxair, Inc.                         459,713
                                               -----------
             COMPUTER SOFTWARE &
               PERIPHERALS               1.3%
    13,900   BMC Software, Inc.*                   264,969
    34,900   Computer Associates
               International, Inc.                 879,044
                                               -----------
                                                 1,144,013
                                               -----------
             COMPUTER SYSTEMS            0.8%
     6,100   International Business
               Machines Corp.                      686,250
                                               -----------
             CONSUMER GOODS & SERVICES   2.7%
    42,500   Kimberly Clark Corp.                2,372,031
                                               -----------
             DIVERSIFIED                 6.4%
    36,461   Honeywell International,
               Inc.                              1,298,923
    48,700   Tyco International Ltd.             2,526,313
  SHARES                                          VALUE
  ------                                          -----
    26,500   United Technologies Corp.         $ 1,835,125
                                               -----------
                                                 5,660,361
                                               -----------
             DRUG, HEALTH CARE &
               PHARMACEUTICALS           7.1%
    24,400   American Home Products
               Corp.                             1,380,125
     9,800   Bristol Myers Squibb Co.              559,825
    34,800   Elan Corp. Plc-Spons ADR*           1,905,299
    11,400   Eli Lilly & Co.                       924,825
    10,100   Johnson & Johnson                     948,769
     8,000   Merck & Co., Inc.                     595,500
                                               -----------
                                                 6,314,343
                                               -----------
             ELECTRONICS & ELECTRICAL    4.4%
    53,400   Dallas Semiconductor
               Corp.                             1,755,525
    29,400   Emerson Electric & Co.              1,969,800
     4,300   Micron Technology, Inc.*              197,800
                                               -----------
                                                 3,923,125
                                               -----------
             ENERGY                      5.1%
    10,502   BP Amoco Plc--Spons ADR               556,606
    14,500   Conoco, Inc.                          378,813
    24,764   Exxon Mobil Corp.                   2,207,091
     8,000   Royal Dutch Petroleum Co.             479,500
    16,100   Texaco, Inc.                          845,250
                                               -----------
                                                 4,467,260
                                               -----------
             FINANCIAL SERVICES          2.6%
     5,000   J.P. Morgan & Co., Inc.               816,875
    16,400   Morgan Stanley Dean
               Witter & Co.                      1,499,575
                                               -----------
                                                 2,316,450
                                               -----------
             FOOD PRODUCTS & SERVICES    1.5%
    18,800   McDonald's Corp.                      567,525
    15,500   Safeway, Inc.*                        723,656
                                               -----------
                                                 1,291,181
                                               -----------
             INSURANCE                   5.9%
    15,700   American General Corp.              1,224,600
    13,500   American International
               Group, Inc.                       1,291,781
    37,000   Hartford Financial
               Services
               Group, Inc.                       2,698,688
                                               -----------
                                                 5,215,069
                                               -----------
             MACHINERY & ENGINEERING     0.3%
     1,200   Ingersoll-Rand Co.                     40,650
    13,000   Ingersoll-Rand
               Co.-Convertible
               Preferred                           234,000
                                               -----------
                                                   274,650
                                               -----------

See Notes to Financial Statements      28

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

  SHARES                                          VALUE
  ------                                          -----
             METALS & MINING            % 1.9
    64,976   Alcoa, Inc.                       $ 1,644,705
                                               -----------
             OIL & GAS EXPLORATION,
               PRODUCTION & SERVICES     9.4%
    37,264   Anadarko Petroleum Corp.            2,476,565
    14,000   Apache Corp.                          827,750
    36,000   EOG Resources, Inc.                 1,399,500
    44,095   Halliburton Co.                     2,157,899
    11,400   Noble Drilling Corp.*                 572,850
    14,800   Transocean Sedco Forex,
               Inc.                                867,650
                                               -----------
                                                 8,302,214
                                               -----------
             PAPER PRODUCTS              1.1%
    42,700   Mead Corp.                            998,113
                                               -----------
             PRINTING & PUBLISHING       1.8%
    25,600   McGraw-Hill Cos., Inc.              1,627,200
                                               -----------
             RETAIL                      2.1%
    31,700   CVS Corp.                           1,468,106
    14,100   Federated Department
               Stores*                             368,363
                                               -----------
                                                 1,836,469
                                               -----------
             TELECOMMUNICATIONS          9.9%
    16,000   AT&T Corp.                            470,000
    51,300   SBC Communications, Inc.            2,565,000
    85,066   Verizon Communications              4,120,383
    50,000   Worldcom, Inc.*                     1,518,750
                                               -----------
                                                 8,674,133
                                               -----------
             TELECOMMUNICATIONS
               EQUIPMENT                 3.0%
    22,800   Cypress Semiconductor
               Corp.*                              947,625
  SHARES                                                    VALUE
  ------                                                    -----
    19,300   Integrated Device Technology, Inc.*         $ 1,745,444
                                                         -----------
                                                           2,693,069
                                                         -----------
             TRANSPORTATION & SHIPPING             2.0%
    39,900   FedEx Corp.                                   1,769,166
                                                         -----------
             UTILITIES                             5.6%
    37,700   Duke Energy Corp.                             3,232,775
    12,000   El Paso Energy Corp.                            739,500
    21,100   TXU Corp.--Convertible Preferred                985,106
                                                         -----------
                                                           4,957,381
                                                         -----------
Total Common Stocks (Cost $69,811,513)                    86,611,073
                                                         -----------
PRINCIPAL
AMOUNT
------
SHORT TERM INVESTMENT--
             REPURCHASE AGREEMENT                  2.0%
$1,739,970   Bear Stearns & Co., Inc., Dated
               9/29/00, 6.50%, Due 10/2/00,
               Collateralized by $6,200,000
               United States Treasury Strips Due
               5/15/21 (Value $1,774,750)                $ 1,739,970
                                                         -----------
Total Short Term Investments--Repurchase Agreement
 (Cost $1,739,970)                                       $ 1,739,970
                                                         -----------
Total Investments (Cost $71,551,483)              99.9%  $88,351,043
Other assets in excess of liabilities              0.1%       94,385
                                                  ----   -----------
Total Net Assets                                  100.0% $88,445,428
                                                  ====   ===========

* Denotes non-income producing security.

See Notes to Financial Statements      29

                 Statement of Assets and Liabilities          September 30, 2000
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $71,551,483)--Note 2(A)                                            $88,351,043
                          Receivable for investments sold                                        403,826
                          Receivable for units sold                                              187,368
                          Dividends and interest receivable                                       72,005
                          Other assets                                                            22,217
                                                                                             -----------
                                                                                              89,036,459
                        LIABILITIES:
                          Payable for investments purchased                       $ 435,930
                          Payable for units redeemed                                 43,846
                          Payable to investment manager                              38,565
                          Accrued expenses                                           72,690      591,031
                                                                                  ---------  -----------
                        NET ASSETS at value, applicable to 1,003,891 outstanding
                          units of
                          beneficial interest--Note 5                                        $88,445,428
                                                                                             ===========
                        NET ASSET VALUE offering and redemption price per unit
                          ($88,445,428 divided by 1,003,891 units)                           $     88.10
                                                                                             ===========

                 Statement of Operations           Year Ended September 30, 2000
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Dividends                                             $1,651,484
                            Interest                                                 143,221
                                                                                  ----------
                               Total Income                                                   $ 1,794,705
                          Expenses:
                            Investment manager's fees--Note 3(A)                     412,795
                            Shareholder servicing fees and expenses--Note 3(B)       423,141
                            Custodian fees and expenses                               23,820
                            Legal and auditing fees                                   30,185
                            Consultant fees                                           13,648
                            Trustees' fees and expenses--Note 3(C)                    29,272
                            Printing and Postage                                      14,965
                            Insurance                                                  8,542
                            Other                                                     28,789
                                                                                  ----------
                               Total Expenses                                        985,157
                               Less fees paid indirectly--Note 4                     (26,263)
                                                                                  ----------
                               Net Expenses                                                       958,894
                                                                                              -----------
                        INVESTMENT INCOME--NET                                                    835,811
                        REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
                          Net realized gain on:
                            Investments                                           13,104,406
                            Options written                                            5,163
                                                                                  ----------
                                                                                  13,109,569
                                                                                  ----------
                          Unrealized appreciation on investments:                  4,457,923
                                                                                  ----------
                        NET REALIZED AND UNREALIZED GAIN                                       17,567,492
                                                                                              -----------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $18,403,303
                                                                                              ===========

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                 YEAR ENDED     YEAR ENDED
                                                                                 9/30/2000      9/30/1999
                                                                                ------------   ------------
                        OPERATIONS:
                          Investment income--net                                $    835,811   $    721,620
                          Net realized gain                                       13,109,569     12,242,537
                          Net unrealized appreciation                              4,457,923     12,749,798
                                                                                ------------   ------------
                          Net increase in net assets resulting from operations    18,403,303     25,713,955
                                                                                ------------   ------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                     22,506,304     23,902,497
                          Value of units redeemed                                (37,303,210)   (28,708,085)
                                                                                ------------   ------------
                          Net (decrease) in net assets resulting from capital
                          transactions                                           (14,796,906)    (4,805,588)
                                                                                ------------   ------------
                          Net increase                                             3,606,397     20,908,367
                        NET ASSETS at beginning of year                           84,839,031     63,930,664
                                                                                ------------   ------------
                        NET ASSETS at end of year                               $ 88,445,428   $ 84,839,031
                                                                                ============   ============

                   See Notes to Financial Statements

EMERGING GROWTH EQUITY FUND
Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

  SHARES                                            VALUE
  ------                                            -----
   COMMON STOCKS                 93.7%
             AEROSPACE & DEFENSE           0.9%
    28,200   Moog, Inc. Class A*                 $    849,525
                                                 ------------
             AIRLINES                      0.3%
    17,500   Frontier Airlines, Inc.*                 337,969
                                                 ------------
             BUSINESS SERVICES             8.8%
    12,090   24/7 Media, Inc.*                        121,656
    22,700   Administaff, Inc.*                     1,718,390
    14,500   Breakaway Solutions,
               Inc.*                                  128,688
    18,050   Diamond Technology
               Partners, Inc.*                      1,335,700
    20,700   ECsoft Group Plc, Spons
               ADR*                                   201,825
    23,700   eLoyalty Corp.*                          302,174
    41,200   Forrester Research, Inc.*              2,572,424
    13,800   Management Network Group,
               Inc.*                                  288,075
    10,400   Netcentives, Inc.*                        80,275
    19,200   Pomeroy Computer
               Resources, Inc.*                       363,600
    38,550   Quanta Services, Inc.*                 1,060,125
    24,100   Safeguard Scientifics,
               Inc.*                                  480,494
     2,800   U.S. Interactive, Inc.*                    7,000
                                                 ------------
                                                    8,660,426
                                                 ------------
             COMPUTER SERVICE SOFTWARE    12.2%
    15,000   ACE*COMM Corp.*                          100,313
     5,500   Adept Technology, Inc.*                  288,750
     9,500   Delano Technology Corp.*                 149,031
    49,200   Globix Corp.*                          1,146,975
    35,000   Hyperion Solutions Corp.*                901,250
    40,300   IntraNet Solutions, Inc.*              2,012,481
    20,100   Metalink Ltd.*                           361,800
    33,450   Netegrity, Inc.*                       2,358,224
     6,150   Opus360 Corp.*                            14,414
     3,100   OTG Software, Inc.*                      126,713
    24,100   Sanchez Computer
               Associates, Inc.*                      375,056
    52,300   Secure Computing Corp.*                1,359,800
    32,250   SERENA Software, Inc.*                 1,483,500
    35,300   WebTrends Corp.*                       1,319,338
                                                 ------------
                                                   11,997,645
                                                 ------------
             CONSUMER GOODS & SERVICES     1.9%
    25,300   1-800 CONTACTS, Inc.*                  1,214,400
    21,950   Fossil, Inc.*                            285,350
    29,900   Sportsline USA, Inc.*                    411,125
                                                 ------------
                                                    1,910,875
                                                 ------------

             DATA PROCESSING &
               REPRODUCTION                0.7%
    28,500   InterCept Group, Inc.*              $    662,625
  SHARES                                            VALUE
  ------                                            -----
                                                 ------------
             DRUG, HEALTH CARE &
               PHARMACEUTICALS            11.4%
    39,500   Barr Laboratories, Inc.*               2,619,343
    40,500   DIANON Systems, Inc.*                  1,612,406
    63,300   Dura Pharmaceuticals,
               Inc.*                                2,239,238
    55,000   Ligand Pharmaceuticals,
               Inc. Class B*                          704,688
    38,900   Pharmaceutical Product
               Development, Inc.*                   1,033,281
    23,500   Priority Healthcare Corp.
               Class B*                             1,788,938
    30,000   Rehabcare Group Inc.*                  1,275,000
                                                 ------------
                                                   11,272,894
                                                 ------------
             EDUCATIONAL SERVICES          4.2%
    35,700   Advantage Learning
               Systems, Inc.*                       1,249,500
    39,300   Edison Schools, Inc.*                  1,247,775
    26,900   Learning Tree
               International, Inc.*                 1,279,431
    56,200   Student Advantage, Inc.*                 414,475
                                                 ------------
                                                    4,191,181
                                                 ------------
             ELECTRONICS & ELECTRICAL     14.7%
    45,500   ACT Manufacturing, Inc.*               2,400,124
     6,900   Aeroflex, Inc.*                          335,513
    16,000   Anadigics, Inc.*                         350,000
    24,000   Commscope, Inc.*                         588,000
    39,500   Dallas Semiconductor
               Corp.                                1,298,563
     3,300   Exar Corp.*                              399,300
    60,200   Galileo Technology Ltd.*               1,911,350
    19,800   Microsemi Corp.*                         754,875
    12,900   MMC Networks, Inc.*                    1,626,206
    26,100   RadiSys Corp.*                         1,318,050
    34,300   Sage, Inc.*                              302,269
    45,400   TranSwitch Corp.*                      2,891,412
     7,900   Triquint Semiconductor,
               Inc.*                                  287,363
                                                 ------------
                                                   14,463,025
                                                 ------------
             ENERGY--OTHER                 0.5%
    30,800   Horizon Offshore, Inc.*                  542,850
                                                 ------------
             ENVIRONMENTAL SERVICES        1.5%
    58,400   Waste Connections, Inc.*               1,460,000
                                                 ------------
             FINANCIAL SERVICES            2.3%
    45,400   Eaton Vance Corp.                      2,315,400
                                                 ------------
             FOOD PRODUCTS & SERVICES      0.7%
    23,100   California Pizza Kitchen,
               Inc.*                                  645,356
                                                 ------------

See Notes to Financial Statements      32

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

  SHARES                                            VALUE
  ------                                            -----
             HOME BUILDING                 1.4%
    39,600   Toll Brothers, Inc.*                $  1,361,250
                                                 ------------
             MANUFACTIRING/CAPITAL
               GOODS                       1.4%
    50,600   Maverick Tube Corp.*                   1,363,038
                                                 ------------
             MEDICAL EQUIPMENT &
               SUPPPLIES                   0.1%
     5,200   ChromaVision Medical
               Systems, Inc.*                          49,400
                                                 ------------
             MEDICAL SERVICES & DRUGS      0.5%
    25,500   Covance, Inc.*                           208,781
    59,500   Twinlab Corp.*                           260,313
                                                 ------------
                                                      469,094
                                                 ------------
             MEDICAL/HOSPITAL SERVICES     7.2%
    39,650   Accredo Health, Inc.*                  1,937,894
    11,400   Advance Paradigm, Inc.*                  480,225
    34,100   Colorado Medtech, Inc.*                  289,850
    60,600   LifePoint Hospitals,
               Inc.*                                2,151,300
    55,200   Province Healthcare Co.*               2,204,550
    64,300   Quadramed Corp.*                          80,375
                                                 ------------
                                                    7,144,194
                                                 ------------
             OIL & GAS EXPLORATION,
               PRODUCTION & SERVICES       4.1%
    35,200   Evergreen Resources,
               Inc.*                                1,223,200
    19,100   Prima Energy Corp.*                    1,017,075
    29,500   Swift Energy Co. *                     1,226,094
    25,200   Tom Brown, Inc.*                         617,400
                                                 ------------
                                                    4,083,769
                                                 ------------
             PRODUCTION--TECHNOLOGY        2.3%
    40,700   Helix Technology Corp.                 1,208,281
    51,200   Photronics, Inc.*                      1,116,800
                                                 ------------
                                                    2,325,081
                                                 ------------
             TELECOMMUNICATIONS            5.4%
    26,200   Aware, Inc.*                           1,008,700
    35,000   CellStar Corp.*                          108,281
    31,800   O2Wireless Solutions,
               Inc.*                                  614,138
    29,600   Packeteer, Inc.*                       1,122,950

    45,500   Pac-West Telecomm, Inc.*            $    426,563
    22,200   Pinnacle Holdings, Inc.*                 591,075
  SHARES                                            VALUE
  ------                                            -----
    18,000   Rural Cellular Corp.,
               Class A*                             1,225,125
    61,400   TALK.com, Inc.*                          268,625
                                                 ------------
                                                    5,365,457
                                                 ------------
             TELECOMMUNICATIONS
               EQUIPMENT                  11.2%
    41,800   Avocent Corp.*                         2,293,775
    23,200   Carrier Access Corp.*                    455,300
    29,100   Celeritek, Inc.*                       1,096,706
     4,500   Cobalt Networks, Inc.*                   260,438
    13,900   MRV Communications, Inc.*                625,500
    19,300   Natural MicroSystems,
               Corp.*                               1,037,375
    23,600   Network Engines, Inc.*                   966,125
    53,600   Osicom Technologies,
               Inc.*                                1,316,550
    58,700   Tekelec*                               1,926,093
    37,100   Three-Five Systems, Inc.*              1,085,175
                                                 ------------
                                                   11,063,037
                                                 ------------
Total Common Stocks (Cost $73,362,018)           $ 92,534,091
                                                 ------------
PRINCIPAL
AMOUNT
------
SHORT TERM INVESTMENTS--
             REPURCHASE AGREEMENT          8.0%
$7,875,131   Bear Stearns & Co., Inc.,
               Dated 9/29/00, 6.50%,
               Due 10/2/00,
               Collateralized by
               $8,205,000 United
               States Treasury Strips
               Due 2/15/13
               (Value $3,869,150),
               and $12,220,000 United
               States Treasury Strips
               Due 5/15/18
               (Value $4,166,287)                $  7,875,131
                                                 ------------
Total Short Term
Investment--Repurchase
 Agreement (Cost $7,875,131)
                                                 $  7,875,131
                                                 ------------
Total Investments (Cost $81,237,149)     101.7%  $100,409,222
Liabilities in excess of other assets    (1.7)%    (1,706,255)
                                        ------   ------------
Total Net Assets                         100.0%  $ 98,702,967
                                        ======   ============

* Denotes non-income producing security.

See Notes to Financial Statements      33

                 Statement of Assets and Liabilities          September 30, 2000
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $81,237,149)--Note 2(A)                                            $100,409,222
                          Receivable for investments sold                                         675,883
                          Receivable for units sold                                               184,390
                          Dividends and interest receivable                                        44,687
                          Other assets                                                             20,544
                                                                                             ------------
                                                                                              101,334,726
                        LIABILITIES:
                          Payable for investments purchased                       $2,436,316
                          Payable for units redeemed                                 17,255
                          Payable for investment managers                            81,829
                          Accrued expenses                                           96,359     2,631,759
                                                                                  ---------  ------------
                        NET ASSETS at value, applicable to 751,486 outstanding
                          units of beneficial interest--Note 5                               $ 98,702,967
                                                                                             ============
                        NET ASSET VALUE offering and redemption price per unit
                          ($98,702,967 divided by 751,486 units)                             $     131.34
                                                                                             ============

                 Statement of Operations           Year Ended September 30, 2000
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Dividends                                             $  17,331
                            Interest                                                322,514
                            Securities Lending                                       66,041
                                                                                  ---------
                               Total Income                                                  $   405,886
                          Expenses:
                            Investment manager's fees--Note 3(A)                    998,732
                            Shareholder servicing fees and expenses--Note 3(B)      521,347
                            Custodian fees and expenses                              52,557
                            Legal and auditing fees                                  32,885
                            Consultant fees                                          13,648
                            Trustees' fees and expenses--Note 3(C)                   58,543
                            Printing and Postage                                     14,965
                            Insurance                                                 7,501
                            Other                                                    29,575
                                                                                  ---------
                               Total Expenses                                     1,729,753
                               Less fees paid indirectly--Note 4                     (5,175)
                                                                                  ---------
                               Net Expenses                                                    1,724,578
                                                                                             -----------
                        INVESTMENT (LOSS)--NET                                                (1,318,692)
                        REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
                          Net realized gain on investments                        45,307,732
                          Unrealized appreciation on investments                  2,608,719
                                                                                  ---------
                        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       47,916,451
                                                                                             -----------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $46,597,759
                                                                                             ===========

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                 YEAR ENDED     YEAR ENDED
                                                                                  9/30/00        9/30/99
                                                                                ------------   ------------
                        OPERATIONS:
                          Investment (loss)--net                                $ (1,318,692)  $   (970,762)
                          Net realized gain                                       45,307,732      8,306,803
                          Net unrealized appreciation                              2,608,719     16,958,264
                                                                                ------------   ------------
                          Net increase in net assets resulting from operations    46,597,759     24,294,305
                                                                                ------------   ------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                     50,850,883     15,660,494
                          Value of units redeemed                                (74,936,848)   (19,050,135)
                                                                                ------------   ------------
                          Net (decrease) in net assets resulting from capital
                          transactions                                           (24,085,965)    (3,389,641)
                                                                                ------------   ------------
                          Net increase                                            22,511,794     20,904,664
                        NET ASSETS at beginning of year                           76,191,173     55,286,509
                                                                                ------------   ------------
                        NET ASSETS at end of year                               $ 98,702,967   $ 76,191,173
                                                                                ============   ============

                   See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

  SHARES                                                     VALUE
  ------                                                     -----
            COMMON STOCKS                   98.0%
             ADVERTISING                            0.5%
    22,600   WPP Group Plc                                $   269,986
                                                          -----------
             AUTO PARTS & SUPPLIES                  0.3%
     6,255   Michelin--Class B                                173,866
                                                          -----------
             AUTOMOBILES                            1.5%
    24,596   Bayerische Motoren Werke AG                      839,948
                                                          -----------
             BANKING                               11.0%
    37,050   ABN Amro Holding NV                              863,115
    64,000   Banco Santander Central Hispano SA               702,550
    14,000   Bank of Tokyo-Mitsubishi Ltd.                    165,445
    43,872   Barclays Plc                                   1,217,512
    30,694   DBS Group Holdings Ltd.                          338,638
    10,000   HypoVereinsbank AG                               547,102
    92,902   Lloyds TSB Group Plc                             866,714
    31,000   National Australia Bank Ltd.                     428,217
     6,000   Overseas-Chinese Banking Corp., Ltd.              37,925
     6,573   UBS AG                                           874,656
    32,834   Westpac Banking Corp.                            226,713
                                                          -----------
                                                            6,268,587
                                                          -----------
             BEVERAGES & TOBACCO                    0.6%
     5,760   Heineken NV                                      320,214
                                                          -----------
             BROADCASTING & PUBLISHING              3.8%
    27,989   Elsevier NV                                      313,666
    55,880   News Corp., Ltd.                                 786,815
    31,950   Reuters Group Plc                                605,120
    11,000   Singapore Press Holdings                         164,974
     6,325   VNU NV                                           318,136
                                                          -----------
                                                            2,188,711
                                                          -----------
             BUILDING PRODUCTS                      0.2%
    10,850   RMC Group Plc                                     94,406
                                                          -----------
             CHEMICALS                              0.8%
     6,885   Dem Bayer AG                                     254,563
       395   Lonza AG                                         187,166
                                                          -----------
                                                              441,729
                                                          -----------
             CONSUMER GOODS & SERVICES              1.2%
    16,000   Fuji Photo Film Co., Ltd.                        535,999
    12,000   Shiseido Co., Ltd.                               149,028
                                                          -----------
                                                              685,027
                                                          -----------
             DIVERSIFIED INDUSTRIALS                2.3%
    17,571   Vivendi                                        1,305,526
                                                          -----------
  SHARES                                                     VALUE
  ------                                                     -----
             ELECTRONICS & ELECTRICAL              11.0%
    31,000   Canon, Inc.                                  $ 1,374,145
    90,000   Hitachi Ltd.                                   1,044,420
     6,000   Hoya Corp.                                       470,294
    16,453   Koninklijke Philips Electronics NV               708,068
     5,500   Murata Mfg. Co.                                  758,375
    34,000   NEC Corp.                                        772,441
     2,100   Rohm Co., Ltd.                                   575,430
     5,400   Sony Corp.                                       547,696
                                                          -----------
                                                            6,250,869
                                                          -----------
             ENERGY                                 7.3%
    71,504   ENI SpA                                          378,581
 2,138,000   PetroChina Co., Ltd.                             435,997
    11,180   Royal Dutch Petroleum Co.                        675,688
   163,084   Shell Transport & Trading Co. Plc              1,330,981
     9,130   Total Fina SA--Class B                         1,335,771
                                                          -----------
                                                            4,157,018
                                                          -----------
             ENGINEERING                            0.8%
   133,800   Invensys Plc                                     294,262
    27,700   TI Group Plc                                     147,436
                                                          -----------
                                                              441,698
                                                          -----------
             FINANCIAL SERVICES                     5.9%
    13,850   3I Group Plc                                     344,632
     3,500   Acom Co., Ltd.                                   291,505
    10,555   Fortis (NL) NV                                   323,195
    31,916   ING Groep NV                                   2,125,774
     2,700   Takefuji Corp.                                   297,335
                                                          -----------
                                                            3,382,441
                                                          -----------
             FOOD & SERVICES                        4.4%
    63,810   Cadbury Schweppes Plc                            376,901
    72,527   Diageo Plc                                       647,140
       716   Nestle SA                                      1,491,287
                                                          -----------
                                                            2,515,328
                                                          -----------
             GAMING/HOTELS                          0.4%
    86,600   Hilton Group Plc                                 247,754
                                                          -----------
             HEALTH                                10.7%
    16,240   AstraZeneca Plc                                  851,425
    16,873   Aventis SA                                     1,265,576
    37,720   Glaxo Wellcome Plc                             1,138,246
       635   Novartis AG                                      973,566
        94   Roche Holding AG                                 826,641
    16,000   Takeda Chemical Industries Ltd.                1,057,191
                                                          -----------
                                                            6,112,645
                                                          -----------

See Notes to Financial Statements      36

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

  SHARES                                                     VALUE
  ------                                                     -----
             INSURANCE                              6.4%
    45,550   Allied Zurich Plc                            $   515,531
     9,853   AXA SA                                         1,286,788
    63,740   Prudential Corp. Plc                             867,947
       525   Swiss Reinsurance Co.                          1,002,349
                                                          -----------
                                                            3,672,615
                                                          -----------
             LEISURE                                0.5%
    36,089   EMI Group Plc                                    288,931
                                                          -----------
             MACHINERY--ELECTRICAL                  0.5%
     1,800   SMC Corp.                                        302,332
                                                          -----------
             MEDIA                                  1.0%
    19,670   Pearson Plc                                      544,999
                                                          -----------
             METALS FABRICATOR                      0.2%
     6,400   Pohang Iron & Steel Co. ADR                      119,200
                                                          -----------
             REAL ESTATE                            1.6%
    43,000   Cheung Kong Holdings Ltd.                        519,791
    42,000   Sun Hung Kai Properties Ltd.                     395,927
                                                          -----------
                                                              915,718
                                                          -----------
             RESTAURANTS & SERVICES                 1.1%
    66,896   Granada Compass Plc*                             624,095
                                                          -----------
             RETAIL                                 1.5%
    30,000   Koninklijke Ahold NV                             850,568
                                                          -----------
             TELECOMMUNICATIONS                    18.6%
    17,130   Alcatel                                        1,095,904
    68,460   Cable & Wireless Plc                             975,743
    71,500   China Mobile Ltd.*                               474,564
    82,000   China Unicom Ltd.*                               183,522
    48,020   Ericsson LM--Class B                             730,294
    24,429   Kononklijke KPN NV                               532,020
     3,055   Korea Telecom Corp. ADR                          102,724
    55,300   Marconi Plc                                      757,108
        39   Nippon Telegraph & Telephone Corp.               382,565
        23   NTT Mobile Communications
               Network, Inc.                                  659,819
     5,400   Tele Danmark A/S                                 297,011
  SHARES                                                     VALUE
  ------                                                     -----
   103,200   Telecom Italia SpA                           $ 1,096,435
    38,286   Telefonica SA                                    758,461
    52,650   Telstra Corp., Ltd.                              172,218
   635,045   Vodafone AirTouch Plc                          2,368,411
                                                          -----------
                                                           10,586,799
                                                          -----------
             TELEVISION                             0.2%
    15,928   Granada Media Plc*                               104,678
                                                          -----------
             TRANSPORTATIONS                        1.1%
    11,495   Brambles Industries Ltd.                         300,421
    19,500   Peninsular & Oriental Steam
               Navigation Co.                                 170,822
    11,052   Railtrack Group Plc                              181,215
                                                          -----------
                                                              652,458
                                                          -----------
             UTILITIES                              2.6%
    50,750   Electricidade de Portugal SA                     160,323
    14,015   TNT Post Group NV                                325,875
    18,827   Veba AG                                          970,222
                                                          -----------
                                                            1,456,420
                                                          -----------
Total Common Stocks (Cost $53,099,773)                    $55,814,566
                                                          -----------
PRINCIPAL
AMOUNT
------
SHORT TERM INVESTMENT--
             REPURCHASE AGREEMENT                   1.8%
$1,006,010   Bear Stearns & Co., Inc., Dated
               9/29/00, 6.50%, Due 10/2/00,
               Collateralized by $4,995,000
               United States Treasury Strips Due
               5/15/21 (Value $1,429,819).                $ 1,006,010
                                                          -----------
Total Short Term Investments--Repurchase
  Agreement ($1,006,010)                                  $ 1,006,010
                                                          -----------
Total Investments (Cost $54,105,783)               99.8%  $56,820,576
Other assets in excess of liabilities               0.2%      170,184
                                                   ----   -----------
Total Net Assets                                   100.0% $56,990,760
                                                   ====   ===========

* Denotes non-income producing security.

See Notes to Financial Statements      37

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

Geographical Diversification                                  September 30, 2000
--------------------------------------------------------------------------------

                               PERCENT OF
                               NET ASSETS
                               ----------
COUNTRY                          TOTAL
-------                          -----
United Kingdom                    27.7%
Japan                             16.4
Netherlands                       12.9
Switzerland                        9.4
France                             8.7
Germany                            4.6
Hong Kong                          3.5
Australia                          3.4
Denmark                            3.2
Italy                              2.6
Spain                              2.6
United States                      1.8
Sweden                             1.3
Singapore                          1.0
Korea                              0.4
Portugal                           0.3
                                 -----
Total Investments                 99.8%
Other Assets Less Liabilities      0.2%
                                 -----
Total                            100.0%
                                 =====

See Notes to Financial Statements      38

                 Statement of Assets and Liabilities          September 30, 2000
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $54,105,783)--Note 2(A)                                  $ 56,820,576
                          Receivable for units sold                                     149,324
                          Dividends and interest receivable                             142,512
                          Unrealized appreciation on forward foreign
                          currency contracts                                             13,407
                          Reclaims receivable                                            72,379
                          Other assets                                                   15,600
                                                                                   ------------
                                                                                     57,213,798
                        LIABILITIES:
                          Payable for investments purchased            $  107,465
                          Payable for units redeemed                        1,347
                          Payable to investment managers                   35,205
                          Unrealized depreciation on forward foreign
                          currency contracts                                  200
                          Accrued expenses and other payables              78,821       223,038
                                                                       ----------  ------------
                        NET ASSETS at value, applicable to 921,908
                          outstanding units of beneficial
                          interest--Note 5                                         $ 56,990,760
                                                                                   ============
                        NET ASSET VALUE offering and redemption price
                          per unit
                          ($56,990,760 divided by 921,908 units)                   $      61.82
                                                                                   ============

                 Statement of Operations           Year Ended September 30, 2000
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Dividends (net of foreign withholding tax
                            of $116,870)                               $  866,432
                            Interest                                      183,370
                                                                       ----------
                               Total Income                                        $ 1,049,802
                          Expenses:
                            Investment manager's fees--Note 3(A)          448,133
                            Shareholder servicing fees and
                            expenses--Note 3(B)                           310,102
                            Custodian fees and expenses                    77,438
                            Legal and auditing fees                        32,885
                            Consultant fees                                13,648
                            Trustees' fees and expenses--Note 3(C)         29,272
                            Printing and Postage                           14,965
                            Insurance                                       3,289
                            Other                                          38,899
                                                                       ----------
                               Net Expenses                                            968,631
                                                                                   -----------
                        INVESTMENT INCOME--NET                                          81,171
                        REALIZED AND UNREALIZED GAIN (LOSS) ON
                          INVESTMENTS--Note 4:
                          Net Realized gain (loss) on:
                            Investments                                 5,426,144
                            Foreign currency transactions                 (49,270)
                                                                       ----------
                                                                        5,376,874
                                                                       ----------
                          Unrealized appreciation (depreciation) on
                          investments:
                            Investments                                  (908,224)
                            Foreign currency translations of other
                            assets and liabilities                        143,762
                                                                       ----------
                                                                         (764,462)
                                                                       ----------
                        NET REALIZED AND UNREALIZED GAIN ON
                          INVESTMENTS AND FOREIGN CURRENCIES                         4,612,412
                                                                                   -----------
                        NET INCREASE IN NET ASSETS RESULTING FROM
                          OPERATIONS                                               $ 4,693,583
                                                                                   ===========

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                 YEAR ENDED     YEAR ENDED
                                                                                 9/30/2000      9/30/1999
                                                                                ------------   ------------
                        OPERATIONS:
                          Investment income (loss)--net                         $     81,171   $   (144,963)
                          Net realized gain                                        5,376,874      4,582,643
                          Net unrealized appreciation (depreciation)                (764,462)     3,022,585
                                                                                ------------   ------------
                          Net increase in net assets resulting from operations     4,693,583      7,460,265
                                                                                ------------   ------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                     16,774,286     18,155,816
                          Value of units redeemed                                (13,765,035)   (10,410,771)
                                                                                ------------   ------------
                          Net increase in net assets resulting from capital
                          transactions                                             3,009,251      7,745,045
                                                                                ------------   ------------
                          Net increase                                             7,702,834     15,205,310
                        NET ASSETS at beginning of year                           49,287,926     34,082,616
                                                                                ------------   ------------
                        NET ASSETS at end of year                               $ 56,990,760   $ 49,287,926
                                                                                ============   ============

                   See Notes to Financial Statements

ACTIVELY MANAGED BOND FUND
Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                        VALUE
------                                                        -----
            COMMERCIAL PAPER                 1.7%
$ 2,630,000   American Home Products,
                6.68%, 10/2/2000                           $  2,628,536
                                                           ------------
Total Commercial Paper (Cost $2,629,024)                   $  2,628,536
                                                           ------------
            CORPORATE BONDS                  5.7%
$   200,000   Bank of New York Co., Inc.,
                6.50%, 2/19/2013                           $    183,884
    760,000   Chase Manhattan Corp.,
                Medium Term Note,
                0.00%, 2/15/2017                                205,960
  1,500,000   CNA Financial Corp.,
                6.75%, 11/15/2006                             1,385,750
  2,002,000   Deutsche Bank Financial,
                Medium Term Note,
                0.00%, 7/18/2017                                543,065
    100,000   Financing Corp.,
                9.40%, 2/8/2018                                 122,975
  2,000,000   J.C. Penny Co., Inc.,
                8.25%, 8/15/2022                              1,395,639
  2,000,000   JP Morgan & Co., Inc.,
                0.00%, 4/24/2027                                202,174
  3,907,000   Merrill Lynch & Co.,
                Medium Term Note,
                0.00%, 2/25/2027                                462,745
    469,000   PepsiCo, Inc.,
                Medium Term Note,
                0.00%, 2/23/2011                                432,471
  1,000,000   PMI Group, Inc.,
                6.75%, 11/15/2006                               973,818
  1,000,000   Public Service Electric & Gas,
                9.13%, 7/1/2005, MBIA                         1,078,938
    525,000   Public Service Electric & Gas,
                6.38%, 5/1/2008                                 492,620
  3,000,000   Transamerica Financial Corp.,
                0.00%, 9/1/2012                               1,175,574
  1,000,000   TSY-Linked Call Strips,
                0.00%, 11/15/2024                               133,666
                                                           ------------
Total Corporate Bonds (Cost $9,731,357)                    $  8,789,279
                                                           ------------
MORTGAGES                       14.1%
$ 2,070,671   ABN Amro Mortgage Corp.,
                Remic 98-5 A11,
                8.55%, 1/25/2029                           $  1,903,035
  1,993,492   Chase Mortgage Finance Corp.,
                Remic 94-G A13,
                7.00%, 4/25/2025                              1,854,486
  1,108,033   Chase Mortgage Finance Corp.,
                Remic 98-S2 A12,
                7.00%, 7/25/2028                                822,559

$ 1,000,000   First Union Residential Trust,
                Remic 98-B 1A8,
                6.75%, 8/25/2028                           $    923,620
  1,119,987   General Electric Capital Mortgage Services,
                Remic 98-12 2A8,
                6.75%, 6/25/2028                                915,546
PRINCIPAL
AMOUNT                                                        VALUE
------                                                        -----
  5,005,000   PNC Mortgage Securities Corp.,
                Remic 98-4 3A2,
                6.75%, 5/25/2028                              4,619,716
    500,000   PNC Mortgage Securities Corp.,
                Remic 98-7 1A3,
                6.75%, 9/25/2028                                472,775
    504,022   Prudential Home Mortgage Securities, Inc.,
                Remic 94-21 A8,
                7.80%, 6/25/2024                                493,972
  2,000,000   Residential Accredit Loans, Inc.,
                Remic 97-QS8 A9,
                7.38%, 8/25/2027                              1,996,020
    500,000   Residential Funding Mortgage Securities I,
                Remic 97-S12 A17,
                7.25%, 8/25/2027                                487,257
  1,116,688   Residential Funding Mortgage Securities I,
                Remic 93-S47 A15,
                9.00%, 12/25/2023                               933,962
  2,343,000   Residential Funding Mortgage Securities I,
                Remic 98-S13 A14,
                6.75%, 6/25/2028                              2,088,058
    100,000   Residential Funding Mortgage Securities I,
                Remic 1998-S20 A7,
                6.75%, 9/25/2028                                 89,781
  1,000,000   Residential Funding Mortgage Securities I,
                Remic 2000-S7 A6,
                8.00%, 6/25/2030                              1,021,986
  2,411,000   Salomon Brothers Mortgage Securities VII,
                Remic 98-NC3 A5,
                6.93%, 8/25/2028                              2,317,767
    640,000   Saxon Asset Securities Trust,
                Remic 98-4 AF5,
                6.93%, 1/25/2030                                612,006
                                                           ------------
Total Mortgages (Cost $23,277,251)                         $ 21,552,546
                                                           ------------
UNITED STATES GOVERNMENT AND AGENCY
 OBLIGATIONS                     78.3%
$   500,000   Federal Home Loan Bank,
                8.00%, 3/28/2008                           $    499,619
  2,620,000   Federal Home Loan Bank,
                6.55%, 3/20/2009                              2,494,080
  8,000,000   Federal Home Loan Bank,
                0.00%, 6/25/2012                              3,043,720

See Notes to Financial Statements      41

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                        VALUE
------                                                        -----
$11,320,000   Federal Home Loan Bank,
                0.00%, 7/2/2012                            $  4,383,229
    300,000   Federal Home Loan Bank,
                6.10%, 10/22/2013                               267,128
  1,400,000   Federal Home Loan Bank,
                6.76%, 1/29/2014                              1,297,744
    500,000   Federal Home Loan Bank,
                8.00%, 9/28/2015                                489,276
    500,000   Federal Home Loan Bank,
                8.15%, 10/16/2015                               490,335
 10,000,000   Federal Home Loan Bank,
                0.00%, 6/26/2017                              2,491,430
 10,000,000   Federal Home Loan Bank,
                0.00%, 7/14/2017                              2,501,160
     50,251   Federal Home Loan Mortgage Corp.,
                Remic 12A,
                9.25%, 11/15/2019                                51,778
    227,905   Federal Home Loan Mortgage Corp.,
                Remic 1842 EB,
                8.00%, 10/15/2023                               229,995
    443,537   Federal Home Loan Mortgage Corp.,
                Pool #730299,
                9.00%, 8/1/2006                                 448,460
    254,120   Federal Home Loan Mortgage Corp.,
                Pool #533624,
                8.50%, 12/1/2007                                258,194
  2,850,880   Federal Home Loan Mortgage Corp.,
                Remic 1515S,
                5.16%, 5/15/2008                              2,430,508
  1,000,000   Federal Home Loan Mortgage Corp.,
                6.40%, 5/26/2008                                969,759
  2,000,000   Federal Home Loan Mortgage Corp.,
                6.50%, 3/5/2009                               1,900,546
    271,000   Federal Home Loan Mortgage Corp.,
                6.20%, 9/17/2013                                243,105
  1,500,000   Federal Home Loan Mortgage Corp.,
                6.58%, 12/2/2013                              1,376,292
  1,500,000   Federal Home Loan Mortgage Corp.,
                7.01%, 3/12/2014                              1,409,286
    301,609   Federal Home Loan Mortgage Corp.,
                Pool #141001,
                7.75%, 9/1/2016                                 302,481
     12,865   Federal Home Loan Mortgage Corp.,
                Pool #297625,
                8.50%, 6/1/2017                                  13,122
    489,261   Federal Home Loan Mortgage Corp.,
                Remic 2120ZA,
                6.00%, 1/15/2019                                433,093

$   282,943   Federal Home Loan Mortgage Corp.,
                Remic 21Z,
                9.50%, 1/15/2020                           $    296,906
    839,077   Federal Home Loan Mortgage Corp.,
                Remic 1290H,
                7.50%, 6/15/2021                                839,501
PRINCIPAL
AMOUNT                                                        VALUE
------                                                        -----
     61,777   Federal Home Loan Mortgage Corp.,
                Remic 1316Z,
                8.00%, 6/15/2022                                 63,133
  2,482,800   Federal Home Loan Mortgage Corp.,
                Remic 1591SH,
                3.36%, 9/15/2022                              1,816,755
 18,000,000   Federal Home Loan Mortgage Corp.,
                0.00%, 2/2/2023                               2,959,020
  1,154,455   Federal Home Loan Mortgage Corp.,
                Remic 1574V,
                6.50%, 3/15/2023                              1,096,681
    709,098   Federal Home Loan Mortgage Corp.,
                Remic 15PZ,
                7.00%, 7/25/2023                                629,660
    682,524   Federal Home Loan Mortgage Corp.,
                Remic 1790E,
                8.00%, 11/15/2023                               688,370
  2,733,541   Federal Home Loan Mortgage Corp.,
                Remic 1663ZA,
                7.00%, 1/15/2024                              2,460,196
  1,536,907   Federal Home Loan Mortgage Corp.,
                Remic 1671Z,
                7.00%, 2/15/2024                              1,408,353
  4,679,206   Federal Home Loan Mortgage Corp.,
                Remic 29ZC,
                8.00%, 4/25/2024                              4,633,794
    710,000   Federal Home Loan Mortgage Corp.,
                Remic 1727MD,
                8.50%, 5/15/2024                                736,004
    893,000   Federal Home Loan Mortgage Corp.,
                Remic 1727MF,
                8.50%, 5/15/2024                                925,916
    676,000   Federal Home Loan Mortgage Corp.,
                Remic 1814D,
                6.50%, 2/15/2026                                613,283
  3,551,729   Federal Home Loan Mortgage Corp.,
                Remic 2089ZB,
                7.00%, 8/15/2026                              3,165,600
  1,840,444   Federal Home Loan Mortgage Corp.,
                Remic 2123KE,
                8.50%, 2/15/2027                              1,933,144

See Notes to Financial Statements      42

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                        VALUE
------                                                        -----
$ 4,213,332   Federal Home Loan Mortgage Corp.,
                Remic 2092DL,
                8.50%, 9/15/2027                           $  4,435,336
    925,000   Federal Home Loan Mortgage Corp.,
                Remic 2064U,
                7.00%, 6/15/2028                                861,334
    863,460   Federal National Mortgage Assoc.,
                Remic 2000-9ZX,
                7.50%, 3/25/2030                                811,007
  1,300,000   Federal National Mortgage Assoc.,
                Medium Term Note,
                6.29%, 1/22/2008                              1,243,862
  1,855,000   Federal National Mortgage Assoc.,
                Medium Term Note,
                6.36%, 7/16/2008                              1,773,695
    350,619   Federal National Mortgage Assoc.,
                Pool #15569,
                8.25%, 5/1/2010                                 359,679
    300,000   Federal National Mortgage Assoc.,
                Medium Term Note,
                6.69%, 2/2/2011                                 286,626
    293,393   Federal National Mortgage Assoc.,
                Remic 96-64PQ,
                6.50%, 1/18/2012                                284,572
    100,000   Federal National Mortgage Assoc.,
                6.80%, 8/27/2012                                 96,323
    150,000   Federal National Mortgage Assoc.,
                Medium Term Note,
                6.77%, 9/9/2013                                 141,754
    205,572   Federal National Mortgage Assoc.,
                Pool #87277,
                7.50%, 4/1/2018                                 206,721
     41,142   Federal National Mortgage Assoc.,
                Remic 91-169M,
                8.40%, 12/25/2021                                42,575
    420,000   Federal National Mortgage Assoc.,
                Remic 92-161H,
                7.50%, 9/25/2022                                416,344
    552,348   Federal National Mortgage Assoc.,
                Remic 93-124M,
                0.00%, 10/25/2022                               336,142
    391,876   Federal National Mortgage Assoc.,
                Remic 97-61ZC,
                7.00%, 2/25/2023                                362,447
    432,000   Federal National Mortgage Assoc.,
                Remic G93-10J,
                5.00%, 3/25/2023                                362,738
$ 3,820,118   Federal National Mortgage Assoc.,
                Remic 93-247C,
                7.00%, 3/25/2023                           $  3,740,062

  1,158,315   Federal National Mortgage Assoc.,
                Remic 94-69CA,
                7.25%, 3/25/2023                              1,139,449
    500,000   Federal National Mortgage Assoc.,
                Remic G93-15H,
                7.25%, 4/25/2023                                484,504
PRINCIPAL
AMOUNT                                                        VALUE
------                                                        -----
    675,076   Federal National Mortgage Assoc.,
                Remic 96-18PB,
                0.00%, 5/25/2023                                419,245
  1,150,215   Federal National Mortgage Assoc.,
                Remic 93-100K,
                0.00%, 6/25/2023                                722,957
    834,427   Federal National Mortgage Assoc.,
                Remic 93-112ZB,
                7.00%, 7/25/2023                                750,174
  1,593,850   Federal National Mortgage Assoc.,
                Remic 94-36UA,
                7.00%, 8/25/2023                              1,554,009
    471,625   Federal National Mortgage Assoc.,
                Pool #239024,
                7.00%, 10/1/2023                                465,041
  3,310,829   Federal National Mortgage Assoc.,
                Remic 93-199Z,
                7.00%, 10/25/2023                             3,064,391
    379,756   Federal National Mortgage Assoc.,
                Remic G95-4B,
                8.00%, 11/25/2023                               383,017
    844,148   Federal National Mortgage Assoc.,
                Remic 93-250DZ,
                7.00%, 12/25/2023                               763,363
    826,000   Federal National Mortgage Assoc.,
                Remic 94-97H,
                8.75%, 12/25/2023                               870,144
  7,673,144   Federal National Mortgage Assoc.,
                Remic G97-5ZB,
                7.05%, 3/25/2024                              6,933,897
    707,000   Federal National Mortgage Assoc.,
                Remic 94-65LL,
                7.38%, 4/25/2024                                697,908
  4,278,000   Federal National Mortgage Assoc.,
                Remic 94-61E,
                7.50%, 4/25/2024                              4,213,180
  2,450,000   Federal National Mortgage Assoc.,
                Remic 98-49DC,
                8.50%, 8/20/2025                              2,492,265

See Notes to Financial Statements      43

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                        VALUE
------                                                        -----
$   385,000   Federal National Mortgage Assoc.,
                Remic G96-1PK,
                7.50%, 6/17/2026                           $    381,858
  2,338,407   Federal National Mortgage Assoc.,
                Remic 97-27Z,
                7.50%, 4/18/2027                              2,229,216
    264,044   Federal National Mortgage Assoc.,
                Remic 97-49B,
                10.00%, 6/17/2027                               284,986
    900,000   Federal National Mortgage Assoc.,
                Remic 97-34YL,
                7.00%, 6/18/2027                                837,223
  4,781,849   Federal National Mortgage Assoc.,
                Remic 98-62DC,
                9.00%, 11/25/2028                             5,087,039
      5,187   Government National Mortgage Assoc.,
                Pool #1350,
                6.50%, 3/15/2002                                  5,118
        681   Government National Mortgage Assoc.,
                Pool #2919,
                8.00%, 2/15/2004                                    685
     18,845   Government National Mortgage Assoc.,
                Pool #5214,
                8.00%, 7/15/2005                                 19,021
     13,520   Government National Mortgage Assoc.,
                Pool #11192,
                7.25%, 4/15/2006                                 13,487
    121,816   Government National Mortgage Assoc.,
                Pool #10260,
                8.00%, 6/15/2006                                123,240
        567   Government National Mortgage Assoc.,
                Pool #10855,
                8.00%, 7/15/2006                                    573
      2,446   Government National Mortgage Assoc.,
                Pool #026113,
                9.00%, 8/15/2008                                  2,547
      1,594   Government National Mortgage Assoc.,
                Pool #258110,
                9.00%, 1/15/2009                                  1,662
     10,508   Government National Mortgage Assoc.,
                Pool #35238,
                9.50%, 9/15/2009                                 11,051
      9,070   Government National Mortgage Assoc.,
                Pool #158361,
                9.50%, 6/15/2016                                  9,534
     80,882   Government National Mortgage Assoc.,
                Pool #169957,
                8.50%, 7/15/2016                                 83,819

$     6,000   Government National Mortgage Assoc.,
                Pool #157799,
                9.00%, 7/15/2016                           $      6,305
      1,660   Government National Mortgage Assoc.,
                Pool #176069,
                9.00%, 8/15/2016                                  1,745
PRINCIPAL
AMOUNT                                                        VALUE
------                                                        -----
     14,208   Government National Mortgage Assoc.,
                Pool #177254,
                9.00%, 9/15/2016                                 14,932
      3,352   Government National Mortgage Assoc.,
                Pool #173806,
                9.00%, 10/15/2016                                 3,523
    195,090   Government National Mortgage Assoc.,
                Pool #152027,
                8.00%, 10/20/2016                               199,072
      1,189   Government National Mortgage Assoc.,
                Pool #179930,
                9.50%, 12/15/2016                                 1,250
    156,223   Government National Mortgage Assoc.,
                Pool #000675,
                8.00%, 12/20/2016                               159,412
     11,701   Government National Mortgage Assoc.,
                Pool #199032,
                9.50%, 1/15/2017                                 12,296
    177,636   Government National Mortgage Assoc.,
                Pool #196754,
                8.50%, 2/15/2017                                184,220
     20,081   Government National Mortgage Assoc.,
                Pool #000710,
                8.00%, 2/20/2017                                 20,499
     84,588   Government National Mortgage Assoc.,
                Pool #193256,
                8.00%, 3/15/2017                                 86,824
     60,645   Government National Mortgage Assoc.,
                Pool #205624,
                8.50%, 3/15/2017                                 62,892
      8,396   Government National Mortgage Assoc.,
                Pool #209105,
                8.00%, 3/20/2017                                  8,571
     63,344   Government National Mortgage Assoc.,
                Pool #202887,
                8.00%, 4/15/2017                                 65,018
      6,495   Government National Mortgage Assoc.,
                Pool #216159,
                8.00%, 4/15/2017                                  6,667
     95,724   Government National Mortgage Assoc.,
                Pool #213606,
                8.00%, 4/15/2017                                 98,255

See Notes to Financial Statements      44

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                        VALUE
------                                                        -----
$    21,260   Government National Mortgage Assoc.,
                Pool #211434,
                9.50%, 4/15/2017                           $     22,342
     11,354   Government National Mortgage Assoc.,
                Remic 1A,
                0.00%, 5/20/2017                                  9,116
    155,072   Government National Mortgage Assoc.,
                Pool #218150,
                8.00%, 6/15/2017                                159,172
      2,677   Government National Mortgage Assoc.,
                Pool #226855,
                9.50%, 7/15/2017                                  2,813
    187,028   Government National Mortgage Assoc.,
                Pool #226673,
                9.50%, 7/15/2017                                196,542
      3,127   Government National Mortgage Assoc.,
                Pool #237572,
                9.50%, 12/15/2017                                 3,286
      8,335   Government National Mortgage Assoc.,
                Pool #226651,
                9.50%, 6/15/2018                                  8,759
      3,599   Government National Mortgage Assoc.,
                Pool #247493,
                8.00%, 7/15/2018                                  3,693
      1,002   Government National Mortgage Assoc.,
                Pool #262208,
                9.50%, 8/15/2018                                  1,053
     30,287   Government National Mortgage Assoc.,
                Pool #291195,
                8.00%, 5/15/2020                                 31,027
     37,442   Government National Mortgage Assoc.,
                Pool #290123,
                8.00%, 6/15/2020                                 38,356
     61,479   Government National Mortgage Assoc.,
                Pool #319342,
                8.50%, 3/15/2022                                 63,554
    131,843   Government National Mortgage Assoc.,
                Pool #346560,
                8.00%, 4/15/2023                                134,749
    289,106   Government National Mortgage Assoc.,
                Pool #385850,
                8.00%, 8/15/2024                                295,398

$   863,265   Government National Mortgage Assoc.,
                Remic 99-22A,
                7.00%, 3/20/2027                           $    845,845
    460,000   Government National Mortgage Assoc.,
                Remic 97-8PE,
                7.50%, 5/16/2027                                455,184
PRINCIPAL
AMOUNT                                                        VALUE
------                                                        -----
  1,000,000   Government National Mortgage Assoc.,
                Remic 97-18J,
                7.00%, 11/20/2027                               965,422
  1,298,710   Government National Mortgage Assoc.,
                Remic 99-C,
                7.00%, 2/16/2029                              1,189,428
  1,124,433   Government National Mortgage Assoc.,
                Pool #511918,
                8.25%, 9/15/2029                              1,144,739
    163,534   Government National Mortgage Assoc.,
                Remic 99-31ZC,
                8.00%, 9/16/2029                                170,261
  3,520,000   U.S. Treasury Bonds,
                9.25%, 2/15/2016                              4,611,200
  5,000,000   U.S. Treasury Zero Coupon Strips,
                0.00%, 2/15/2006                              3,651,445
  6,180,000   U.S. Treasury Zero Coupon Strips,
                0.00%, 2/15/2010                              3,529,083
                                                           ------------
Total United States Government And Agency Obligations
 (Cost $125,071,007)                                       $120,560,424
                                                           ------------
SHORT TERM INVESTMENT--
              REPURCHASE AGREEMENT                   0.0%
     56,695   Bear Stearns & Co., Inc., Dated 9/29/00,
                6.50%, Due 10/2/00, Collateralized by
                $190,000 United States Treasury Strips
                Due 2/15/20 (Value $58,425)                $     56,695
                                                           ------------
Total Short Term Investments--Repurchase
 Agreement (Cost $56,695)                                  $     56,695
                                                           ------------
Total Investments (Cost $160,765,334)               99.8%  $153,587,480
Other Assets in excess of liabilities                0.2%       342,970
                                                   -----   ------------
Total Net Assets                                   100.0%  $153,930,450
                                                   =====   ============

See Notes to Financial Statements      45

                 Statement of Assets and Liabilities          September 30, 2000
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $160,765,334)--Note 2(A)                                         $153,587,480
                          Receivable for investments sold                                        19,121
                          Receivable for units sold                                             295,423
                          Interest receivable                                                   934,369
                          Other assets                                                           27,001
                                                                                           ------------
                                                                                            154,863,394
                        LIABILITIES:
                          Payable for investments purchased                       $726,696
                          Payable for units redeemed                               71,332
                          Payable to investment manager                            40,219
                          Accrued expenses                                         94,697       932,944
                                                                                  -------  ------------
                        NET ASSETS at value, applicable to 3,915,565 outstanding
                          units of
                          beneficial interest--Note 5                                      $153,930,450
                                                                                           ============
                        NET ASSET VALUE offering and redemption price per unit
                          ($153,930,450 divided by 3,915,565 units)                        $      39.31
                                                                                           ============

                 Statement of Operations           Year Ended September 30, 2000
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Interest                                             $13,203,748
                                                                                 -------
                               Total Income                                               $13,203,748
                          Expenses:
                            Investment manager's fees--Note 3(A)                 532,992
                            Shareholder servicing fees and expenses--Note 3(B)   649,823
                            Custodian fees and expenses                           28,157
                            Legal and auditing fees                               32,885
                            Consultant fees                                       13,648
                            Trustees' fees and expenses--Note 3(C)                29,272
                            Printing and Postage                                  14,965
                            Insurance                                             20,543
                            Other                                                 46,474
                                                                                 -------
                               Total Expenses                                               1,368,759
                                                                                          -----------
                        INVESTMENT INCOME--NET                                             11,834,989
                        REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS--Note 4:
                          Net realized (loss) on investments                     (1,748,276)
                          Unrealized (depreciation) on investments               (1,395,251)
                                                                                 -------
                        NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS                  (3,143,527)
                                                                                          -----------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 8,691,462
                                                                                          ===========

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                 YEAR ENDED     YEAR ENDED
                                                                                 9/30/2000      9/30/1999
                                                                                ------------   ------------
                        OPERATIONS:
                          Investment income--net                                $ 11,834,989   $ 11,073,753
                          Net realized gain (loss)                                (1,748,276)       524,140
                          Net unrealized (depreciation)                           (1,395,251)   (14,244,373)
                                                                                ------------   ------------
                          Net increase (decrease) in net assets resulting from
                          operations                                               8,691,462     (2,646,480)
                                                                                ------------   ------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                     35,035,493     55,604,217
                          Value of units redeemed                                (73,993,906)   (31,115,385)
                                                                                ------------   ------------
                          Net increase (decrease) in net assets resulting from
                          capital transactions                                   (38,958,413)    24,488,832
                                                                                ------------   ------------
                          Net increase (decrease)                                (30,266,951)    21,842,352
                        NET ASSETS at beginning of year                          184,197,401    162,355,049
                                                                                ------------   ------------
                        NET ASSETS at end of year                               $153,930,450   $184,197,401
                                                                                ============   ============

                   See Notes to Financial Statements

INTERMEDIATE-TERM BOND FUND
Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
CORPORATE BONDS                                               3.3%
$  150,000   American Express Credit Corp.,
               7.45%, 8/10/2005                                     $   151,220
   115,000   Cooper Industries, Inc.,
               Medium Term Note,
               5.88%, 2/20/2003                                         111,626
   200,000   General Electric Capital Corp.,
               Medium Term Note,
               7.00%, 6/25/2009                                         198,415
 1,005,000   Old Republic International Corp.,
               7.00%, 6/15/2007                                       1,005,160
   250,000   PepsiCo, Inc.,
               Medium Term Note,
               6.25%, 3/4/2008                                          238,885
                                                                    -----------
Total Corporate Bonds (Cost $1,750,441)                             $ 1,705,306
                                                                    -----------
MORTGAGES                                                     9.5%
$  780,258   Bear Stearns Mortgage Securities,
               Remic 1993-10 A9,
               7.20%, 7/25/2024                                     $   739,506
   456,000   Capstead Securities Corp.,
               Remic 1993-1E,
               7.50%, 2/1/2023                                          448,075
   142,375   CitiCorp Mortgage Securities, Inc.,
               Remic 1993-7 A3,
               7.00%, 6/25/2023                                         139,020
     8,468   CitiCorp Mortgage Securities, Inc.,
               Remic 1997-3 A4,
               9.00%, 8/25/2027                                           8,468
   310,535   Collateralized Mortgage Obligation Trust,
               Remic 27A,
               7.25%, 4/23/2017                                         309,878
   139,332   DLJ Acceptance Trust,
               Remic 1989-1F,
               11.00%, 8/1/2019                                         151,516
    49,794   GE Capital Mortgage Services, Inc.,
               Remic 1996-17 2A5,
               7.25%, 12/25/2011                                         49,335
   300,000   GE Capital Mortgage Services, Inc.,
               Remic 1996-3 A4,
               7.00%, 3/25/2026                                         293,040
   321,360   GE Capital Mortgage Services, Inc.,
               Remic 1996-HE3 A4,
               7.49%, 9/25/2026                                         321,154
   500,000   GE Capital Mortgage Services, Inc.,
               Remic 1997-92 A5,
               7.00%, 10/25/2027                                        496,630

$  747,267   GE Capital Mortgage Services, Inc.,
               Remic 1998-2 A12,
               7.00%, 1/25/2028                                     $   738,016
     6,205   John J Matterer,
               8.50%, 1/1/2005                                            6,205
PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
   141,721   Prudential Home Mortgage Securities,
               Remic 1992-42 A7,
               7.00%, 1/25/2008                                         141,066
   170,787   Prudential Home Mortgage Securities,
               Remic 1992-29 A9,
               8.00%, 10/25/2022                                        171,463
   203,488   Prudential Home Mortgage Securities,
               Remic 1992-50 A5,
               7.63%, 2/25/2023                                         202,509
   242,200   Prudential Home Mortgage Securities,
               Remic 1994-15 A7,
               6.80%, 5/25/2024                                         240,487
   150,000   Residential Funding Mortgage Securities,
               Remic 1992-S33 A11,
               8.00%, 10/25/2022                                        151,389
   286,572   Residential Funding Mortgage Securities,
               Remic 1996-S20 A7,
               7.75%, 9/25/2026                                         286,856
                                                                    -----------
Total Mortgages (Cost $4,975,834)                                   $ 4,894,613
                                                                    -----------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS                                                83.4%
$  500,000   Federal Home Loan Bank,
               8.00%, 3/28/2008                                     $   499,619
 1,000,000   Federal Home Loan Bank,
               6.75%, 3/18/2009                                         959,654
   350,000   Federal Home Loan Bank,
               8.10%, 5/25/2010                                         363,239
       701   Federal Home Loan Mortgage Corp.,
               Pool #200030,
               9.00%, 3/1/2001                                              704
     3,093   Federal Home Loan Mortgage Corp.,
               Pool #200034,
               8.50%, 5/1/2001                                            3,097
     1,187   Federal Home Loan Mortgage Corp.,
               Pool #200035,
               9.00%, 5/1/2001                                            1,192
     5,846   Federal Home Loan Mortgage Corp.,
               Pool #200040,
               9.00%, 6/1/2001                                            5,874
     7,534   Federal Home Loan Mortgage Corp.,
               Pool #212242,
               7.50%, 7/1/2001                                            7,514

See Notes to Financial Statements      48

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
$    1,048   Federal Home Loan Mortgage Corp.,
               Pool #212719,
               7.50%, 8/1/2001                                      $     1,045
     4,975   Federal Home Loan Mortgage Corp.,
               Pool #320139,
               8.00%, 9/1/2001                                            4,975
    18,348   Federal Home Loan Mortgage Corp.,
               Pool #213857,
               7.50%, 11/1/2001                                          18,300
     5,102   Federal Home Loan Mortgage Corp.,
               Pool #214040,
               7.50%, 12/1/2001                                           5,089
    10,656   Federal Home Loan Mortgage Corp.,
               Pool #200070,
               7.50%, 4/1/2002                                           10,651
    16,610   Federal Home Loan Mortgage Corp.,
               Pool #200071,
               7.50%, 5/1/2002                                           16,601
    59,434   Federal Home Loan Mortgage Corp.,
               Pool #251363,
               8.75%, 5/1/2003                                           59,358
 1,500,000   Federal Home Loan Mortgage Corp.,
               6.91%, 6/20/2005                                       1,481,939
   130,510   Federal Home Loan Mortgage Corp.,
               Pool #30900,
               8.50%, 5/1/2006                                          133,419
    50,664   Federal Home Loan Mortgage Corp.,
               Pool #290143,
               8.50%, 8/1/2006                                           51,237
 1,000,000   Federal Home Loan Mortgage Corp.,
               6.40%, 5/26/2008                                         969,759
 1,000,000   Federal Home Loan Mortgage Corp.,
               6.22%, 6/24/2008                                         948,298
 1,000,000   Federal Home Loan Mortgage Corp.,
               6.54%, 8/26/2008                                         956,031
 1,016,177   Federal Home Loan Mortgage Corp.,
               Remic 1587Z,
               6.50%, 10/15/2008                                        943,283
 1,000,000   Federal Home Loan Mortgage Corp.,
               6.41%, 1/20/2009                                         947,643
 1,200,000   Federal Home Loan Mortgage Corp.,
               5.75%, 2/10/2009                                       1,172,345
   165,000   Federal Home Loan Mortgage Corp.,
               6.47%, 4/9/2009                                          156,509
 1,000,000   Federal Home Loan Mortgage Corp.,
               7.00%, 5/27/2009                                         968,039
$  300,000   Federal Home Loan Mortgage Corp.,
               7.63%, 9/9/2009                                      $   298,022

   129,913   Federal Home Loan Mortgage Corp.,
               Pool #301687,
               9.00%, 2/1/2010                                          132,264
   149,168   Federal Home Loan Mortgage Corp.,
               Pool #298007,
               12.00%, 2/1/2016                                         163,291
PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
   385,186   Federal Home Loan Mortgage Corp.,
               Remic 1899ZG,
               8.00%, 6/15/2018                                         386,004
   373,628   Federal Home Loan Mortgage Corp.,
               Pool #360037,
               10.00%, 9/1/2018                                         397,212
   192,932   Federal Home Loan Mortgage Corp.,
               Remic 34D,
               9.00%, 3/15/2020                                         198,594
    82,592   Federal Home Loan Mortgage Corp.,
               Remic 1302PJ,
               8.00%, 5/15/2021                                          83,231
   583,029   Federal Home Loan Mortgage Corp.,
               Remic 1261J,
               8.00%, 7/15/2021                                         590,288
   108,891   Federal Home Loan Mortgage Corp.,
               Remic 1311J,
               7.50%, 9/15/2021                                         109,247
    37,138   Federal Home Loan Mortgage Corp.,
               Remic 1397D,
               7.00%, 10/15/2021                                         37,052
   409,279   Federal Home Loan Mortgage Corp.,
               Remic 1316Z,
               8.00%, 6/15/2022                                         418,263
   754,000   Federal Home Loan Mortgage Corp.,
               Remic 1311K,
               7.00%, 7/15/2022                                         733,157
   203,000   Federal Home Loan Mortgage Corp.,
               Remic 1312I,
               8.00%, 7/15/2022                                         206,581
   159,000   Federal Home Loan Mortgage Corp.,
               Remic 1547PK,
               7.00%, 10/15/2022                                        157,871
   212,679   Federal Home Loan Mortgage Corp.,
               Remic 1706LB,
               7.00%, 6/15/2023                                         208,234
   500,000   Federal Home Loan Mortgage Corp.,
               Remic 1770PH,
               8.00%, 8/15/2023                                         508,035

See Notes to Financial Statements      49

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
$  367,000   Federal Home Loan Mortgage Corp.,
               Remic 1695EA,
               7.00%, 12/15/2023                                    $   355,608
   225,000   Federal Home Loan Mortgage Corp.,
               Remic 1663C,
               7.00%, 1/15/2024                                         220,510
   209,125   Federal Home Loan Mortgage Corp.,
               Remic 1669NF,
               6.60%, 2/15/2024                                         176,465
   105,168   Federal Home Loan Mortgage Corp.,
               Remic 1847B,
               7.50%, 7/15/2024                                         105,465
   200,000   Federal Home Loan Mortgage Corp.,
               Remic 1900N,
               7.50%, 11/15/2024                                        200,402
   283,552   Federal Home Loan Mortgage Corp.,
               Remic 1924A,
               10.00%, 8/15/2025                                        299,063
   265,000   Federal Home Loan Mortgage Corp.,
               Remic 1753D,
               8.50%, 9/15/2024                                         274,901
 1,264,000   Federal Home Loan Mortgage Corp.,
               Remic 2092DL,
               8.50%, 9/15/2027                                       1,330,601
   455,156   Federal Home Loan Mortgage Corp.,
               Remic 2046PZ,
               6.50%, 2/15/2028                                         417,102
 1,065,598   Federal Home Loan Mortgage Corp.,
               Remic 2137GT,
               6.50%, 3/15/2029                                       1,014,584
     2,977   Federal National Mortgage Assoc.,
               Pool #26607,
               9.00%, 5/1/2001                                            2,996
     1,720   Federal National Mortgage Assoc.,
               Pool #26707,
               9.00%, 5/1/2001                                            1,731
    15,874   Federal National Mortgage Assoc.,
               Pool #28645,
               9.00%, 6/1/2001                                           15,977
    19,083   Federal National Mortgage Assoc.,
               Pool #28785,
               9.00%, 6/1/2001                                           19,207
     2,277   Federal National Mortgage Assoc.,
               Pool #7242,
               8.50%, 7/1/2001                                            2,287

$      233   Federal National Mortgage Assoc.,
               Pool #29658,
               8.50%, 7/1/2001                                      $       234
     4,044   Federal National Mortgage Assoc.,
               Pool #29470,
               9.00%, 7/1/2001                                            4,070
PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
     2,184   Federal National Mortgage Assoc.,
               Pool #30409,
               8.50%, 9/1/2001                                            2,193
    37,810   Federal National Mortgage Assoc.,
               Remic 1988-3D,
               9.10%, 2/25/2002                                          37,673
     2,327   Federal National Mortgage Assoc.,
               Pool #47137,
               8.00%, 5/1/2002                                            2,326
    52,365   Federal National Mortgage Assoc.,
               Pool #47402,
               8.00%, 5/1/2002                                           52,351
    38,854   Federal National Mortgage Assoc.,
               Pool #47932,
               8.00%, 5/1/2002                                           38,844
    21,498   Federal National Mortgage Assoc.,
               Pool #48103,
               8.00%, 5/1/2002                                           21,493
    17,263   Federal National Mortgage Assoc.,
               Pool #46609,
               8.00%, 5/1/2002                                           17,259
    29,521   Federal National Mortgage Assoc.,
               Pool #46872,
               8.00%, 5/1/2002                                           29,486
    61,222   Federal National Mortgage Assoc.,
               Pool #50078,
               8.50%, 6/1/2003                                           61,883
    61,831   Federal National Mortgage Assoc.,
               Pool #355656,
               7.00%, 8/1/2003                                           61,736
   210,025   Federal National Mortgage Assoc.,
               Pool #82407,
               9.00%, 3/1/2004                                          215,214
   385,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.87%, 10/2/2007                                         376,808
   100,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.58%, 12/17/2007                                         97,340

See Notes to Financial Statements      50

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
$1,000,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.44%, 1/7/2008                                      $   966,959
   320,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.50%, 3/19/2008                                         308,328
 1,895,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.48%, 4/2/2008                                        1,824,046
   500,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.61%, 4/10/2008                                         483,529
   827,058   Federal National Mortgage Assoc.,
               Remic 1999-43,
               7.50%, 12/25/2008                                        830,673
   652,262   Federal National Mortgage Assoc.,
               Remic 1994-32Z,
               6.50%, 3/25/2009                                         627,429
 1,000,000   Federal National Mortgage Assoc.,
               Remic G93-32J,
               6.75%, 5/25/2009                                         981,920
 1,117,774   Federal National Mortgage Assoc.,
               Remic 1994-38J,
               7.00%, 11/25/2012                                      1,093,272
    10,949   Federal National Mortgage Assoc.,
               Remic 29-1,
               0.00%, 3/1/2018                                            8,769
   114,208   Federal National Mortgage Assoc.,
               Pool #87277,
               7.50%, 4/1/2018                                          114,847
    44,033   Federal National Mortgage Assoc.,
               Remic 1991-141PH,
               7.50%, 4/25/2019                                          43,981
   198,201   Federal National Mortgage Assoc.,
               Remic 1989-62G,
               8.60%, 10/25/2019                                        204,064
   394,945   Federal National Mortgage Assoc.,
               Pool #522694,
               10.50%, 2/1/2020                                         425,404
   415,000   Federal National Mortgage Assoc.,
               Remic 1992-202J,
               7.50%, 4/25/2020                                         415,859
   229,530   Federal National Mortgage Assoc.,
               Remic 1990-132Z,
               7.00%, 11/25/2020                                        226,407

$  144,899   Federal National Mortgage Assoc.,
               Pool #313205,
               10.00%, 12/1/2020                                    $   153,307
   506,806   Federal National Mortgage Assoc.,
               Remic 1992-135J,
               7.50%, 2/25/2021                                         509,145
PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
   400,000   Federal National Mortgage Assoc.,
               Remic 1993-26K,
               7.00%, 5/25/2021                                         390,984
   142,574   Federal National Mortgage Assoc.,
               Remic 1992-131H,
               7.50%, 6/25/2021                                         142,188
   210,000   Federal National Mortgage Assoc.,
               Remic G-41PT,
               7.50%, 10/25/2021                                        208,856
   149,050   Federal National Mortgage Assoc.,
               Remic 1991-142PI,
               8.00%, 10/25/2021                                        150,503
   276,000   Federal National Mortgage Assoc.,
               Remic 1993-4K,
               7.50%, 11/25/2021                                        275,321
   279,000   Federal National Mortgage Assoc.,
               Remic 1993-1G,
               7.50%, 1/25/2022                                         281,115
    64,246   Federal National Mortgage Assoc.,
               Pool #12479,
               10.50%, 4/1/2022                                          68,548
   557,258   Federal National Mortgage Assoc.,
               Remic G92-40ZC,
               7.00%, 7/25/2022                                         548,989
     7,687   Federal National Mortgage Assoc.,
               Remic 1997-7U,
               7.00%, 8/18/2022                                           7,658
   547,454   Federal National Mortgage Assoc.,
               Remic 1997-84B,
               9.50%, 10/18/2022                                        565,627
   645,000   Federal National Mortgage Assoc.,
               Remic 1993-54J,
               6.75%, 10/25/2022                                        611,913
   192,000   Federal National Mortgage Assoc.,
               Remic 1993-4LA,
               8.00%, 1/25/2023                                         195,302
   700,000   Federal National Mortgage Assoc.,
               Remic 1993-89D,
               7.00%, 6/25/2023                                         677,724

See Notes to Financial Statements      51

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
$    8,868   Federal National Mortgage Assoc.,
               Remic 1993-244A,
               0.00%, 11/25/2023                                    $     8,656
   423,837   Federal National Mortgage Assoc.,
               Remic G93-40ZC,
               6.50%, 12/25/2023                                        393,069
   230,000   Federal National Mortgage Assoc.,
               Remic G93-38H,
               6.50%, 12/25/2023                                        222,339
 2,207,292   Federal National Mortgage Assoc.,
               Remic 1994-76KB,
               0.00%, 4/25/2024                                       1,743,506
 1,033,000   Federal National Mortgage Assoc.,
               Remic 1994-75N,
               7.00%, 4/25/2024                                       1,008,009
   403,959   Federal National Mortgage Assoc.,
               Remic 1997-63A,
               7.00%, 3/18/2026                                         397,528
   313,910   Federal National Mortgage Assoc.,
               Remic 1998-34AV,
               6.50%, 6/18/2028                                         284,983
     5,909   Government National Mortgage Assoc.,
               Pool #8881,
               8.25%, 3/15/2006                                           6,026
       825   Government National Mortgage Assoc.,
               Pool #9335,
               8.25%, 4/15/2006                                             841
   187,426   Government National Mortgage Assoc.,
               Pool #9257,
               8.25%, 6/20/2025                                         189,455
   513,118   Government National Mortgage Assoc.,
               Pool #409781,
               8.25%, 8/15/2025                                         523,168
   312,205   Government National Mortgage Assoc.,
               Pool #2326,
               8.50%, 11/20/2026                                        319,661

$1,195,773   Government National Mortgage Assoc.,
               Pool #440640,
               8.25%, 6/15/2027                                     $ 1,218,111
   172,782   Government National Mortgage Assoc.,
               Pool #453323,
               8.25%, 9/15/2027                                         176,010
PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
   348,218   Government National Mortgage Assoc.,
               Pool #453336,
               8.25%, 9/15/2027                                         354,723
   250,926   Government National Mortgage Assoc.,
               Pool #427291,
               8.25%, 12/15/2027                                        255,614
   200,000   U.S. Treasury Note,
               7.75%, 2/15/2001                                         201,000
 2,000,000   U.S. Treasury Strips,
               0.00%, 8/15/2002                                       1,794,958
                                                                    -----------
Total United States Government and Agency Obligations
  (Cost $44,228,401)                                                $43,208,893
                                                                    -----------
SHORT TERM INVESTMENT--
             REPURCHASE AGREEMENT                             2.8%
$1,465,963   Bear Stearns & Co., Inc., Dated 9/29/00,
               6.50%, Due 10/2/00, Collateralized by
               $4,865,000 United States Treasury Strips
               Due 2/15/20 (Value $1,495,988)
Total Short Term Investments--Repurchase
 Agreement (Cost $1,465,963)                                        $ 1,465,963
                                                                    -----------
Total Investments (Cost $52,420,639)                         99.0%  $51,274,775
Other assets in excess of liabilities                         1.0%      530,020
                                                            -----   -----------
Total Net Assets                                            100.0%  $51,804,795
                                                            =====   ===========

See Notes to Financial Statements      52

                 Statement of Assets and Liabilities          September 30, 2000
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $52,420,639)--Note 2(A)                                            $ 51,274,775
                          Receivable for investments sold                                          44,041
                          Receivable for units sold                                                91,421
                          Dividends and interest receivable                                       476,758
                          Other assets                                                             16,570
                                                                                             ------------
                                                                                               51,903,565
                        LIABILITIES:
                          Payable for units redeemed                                $15,502
                          Payable to investment manager                              16,259
                          Accrued expenses                                           67,009        98,770
                                                                                    -------  ------------
                        NET ASSETS at value, applicable to 1,418,246 outstanding
                          units of
                          beneficial interest--Note 5                                        $ 51,804,795
                                                                                             ============
                        NET ASSET VALUE offering and redemption price per unit
                          ($51,804,795 divided by 1,418,246 units)                           $      36.53
                                                                                             ============

                 Statement of Operations           Year Ended September 30, 2000
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Interest                                               $4,049,385
                                                                                   -------
                               Total Income                                                 $  4,049,385
                          Expenses:
                            Investment manager's fees--Note 3(A)                   220,888
                            Shareholder servicing fees and expenses--Note 3(B)     302,834
                            Custodian fees and expenses                             15,531
                            Legal and auditing fees                                 35,271
                            Consultant fees                                         13,648
                            Trustees' fees and expenses--Note 3(C)                  29,272
                            Printing and Postage                                    14,965
                            Insurance                                                6,290
                            Other                                                   44,541
                                                                                   -------
                               Total Expenses                                                    683,240
                                                                                            ------------
                        INVESTMENT INCOME--NET                                                 3,366,145
                        REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note
                          4:
                          Net realized (loss) on investments                       (448,981)
                          Unrealized appreciation on investments                    70,880
                                                                                   -------
                        NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS                       (378,101)
                                                                                            ------------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  2,988,044
                                                                                            ============

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                 YEAR ENDED     YEAR ENDED
                                                                                 9/30/2000      9/30/1999
                        NET INCREASE (DECREASE) IN NET ASSETS FROM:             ------------   ------------
                        OPERATIONS:
                          Investment income--net                                $  3,366,145   $  3,291,906
                          Net realized gain (loss)                                  (448,981)        51,580
                          Net unrealized appreciation (depreciation)                  70,880     (2,550,969)
                                                                                ------------   ------------
                          Net increase in net assets resulting from operations     2,988,044        792,517
                                                                                ------------   ------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                     11,928,564     16,296,336
                          Value of units redeemed                                (25,635,391)   (14,283,691)
                                                                                ------------   ------------
                          Net increase (decrease) in net assets resulting from
                          capital transactions                                   (13,706,827)     2,012,645
                                                                                ------------   ------------
                          Net increase (decrease)                                (10,718,783)     2,805,162
                                                                                ------------   ------------
                        NET ASSETS at beginning of year                           62,523,578     59,718,416
                                                                                ------------   ------------
                        NET ASSETS at end of year                               $ 51,804,795   $ 62,523,578
                                                                                ============   ============

                   See Notes to Financial Statements

SHORT-TERM INVESTMENT FUND
Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
CORPORATE BONDS                                               1.9%
$  100,000   Wal-Mart Stores, Inc., 8.63%, 4/1/2001                 $   100,926
   270,000   Walt Disney Co., Series A, Global Bond,
               6.38%, 3/30/2001                                         269,330
                                                                    -----------
Total Corporate Bonds (Cost $369,850)                               $   370,256
                                                                    -----------
MORTGAGES                                                     2.3%
$  436,018   Vendee Mortgage Trust,
               Remic 1993-1 H,
               7.00%, 3/15/2002                                         434,997
                                                                    -----------
Total Mortgages (Cost $434,466)                                     $   434,997
                                                                    -----------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS                                                86.3%
$  150,000   Federal Farm Credit Bank,
               4.70%, 11/2/2000                                     $   149,734
   250,000   Federal Farm Credit Bank,
               6.94%, 5/3/2001                                          250,541
   300,000   Federal Farm Credit Bank,
               6.32%, 6/4/2001                                          299,517
   250,000   Federal Farm Credit Bank,
               Medium Term Note,
               5.44%, 11/16/2001                                        246,982
   500,000   Federal Home Loan Bank,
               5.21%, 10/20/2000                                        499,571
   500,000   Federal Home Loan Bank,
               5.29%, 10/27/2000                                        499,442
    50,000   Federal Home Loan Bank,
               5.87%, 11/21/2000                                         49,947
   255,000   Federal Home Loan Bank,
               5.66%, 12/15/2000                                        254,477
    50,000   Federal Home Loan Bank,
               5.20%, 2/23/2001                                          49,725
   100,000   Federal Home Loan Bank,
               6.41%, 4/10/2001                                          99,897
   475,000   Federal Home Loan Bank,
               6.29%, 8/24/2001                                         473,415
   100,000   Federal Home Loan Bank,
               5.15%, 11/5/2001                                          98,585
   100,000   Federal Home Loan Bank,
               4.96%, 11/20/2001                                         98,343
   200,000   Federal Home Loan Bank,
               5.50%, 11/23/2001                                        197,756
   250,000   Federal Home Loan Bank,
               5.64%, 11/27/2001                                        247,510
   100,000   Federal Home Loan Bank,
               5.65%, 12/3/2001                                          99,005
   250,000   Federal Home Loan Bank,
               6.01%, 1/8/2002                                          248,190

$  150,000   Federal Home Loan Bank,
               7.12%, 2/28/2002                                     $   150,168
   400,000   Federal Home Loan Bank,
               5.73%, 3/18/2002                                         395,446
PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
    50,000   Federal Home Loan Bank,
               5.52%, 4/19/2002                                          49,260
   400,000   Federal Home Loan Bank,
               7.25%, 5/30/2002                                         401,183
   375,000   Federal Home Loan Bank,
               7.46%, 6/5/2002                                          376,804
   650,000   Federal Home Loan Bank,
               7.02%, 9/19/2002                                         649,365
   210,931   Federal Home Loan Mortgage Corp.,
               Gold Pool #L73383,
               6.50%, 10/1/2000                                         210,880
       920   Federal Home Loan Mortgage Corp.,
               Gold Pool #G50337,
               7.50%, 10/1/2000                                             920
    33,069   Federal Home Loan Mortgage Corp.,
               Gold Pool #L80044,
               6.00%, 11/1/2000                                          32,879
    55,107   Federal Home Loan Mortgage Corp.,
               Gold Pool #M80302,
               6.00%, 12/1/2000                                          54,545
    43,299   Federal Home Loan Mortgage Corp.,
               Pool #220003,
               8.75%, 2/1/2001                                           43,459
   250,000   Federal Home Loan Mortgage Corp.,
               5.48%, 2/26/2001                                         248,865
   150,000   Federal Home Loan Mortgage Corp.,
               5.75%, 6/15/2001                                         149,162
   196,112   Federal Home Loan Mortgage Corp.,
               Gold Pool #G40285,
               7.50%, 7/1/2001                                          196,216
    21,465   Federal Home Loan Mortgage Corp.,
               Pool #200043,
               9.00%, 7/1/2001                                           21,568
   334,590   Federal Home Loan Mortgage Corp.,
               Gold Pool #M90463,
               7.00%, 8/1/2001                                          333,509
   108,932   Federal Home Loan Mortgage Corp.,
               Gold Pool #N95881,
               7.00%, 8/1/2001                                          108,356
   104,288   Federal Home Loan Mortgage Corp.,
               Gold Pool #M80333,
               8.00%, 8/1/2001                                          104,530

See Notes to Financial Statements      55

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
$   35,726   Federal Home Loan Mortgage Corp.,
               Pool #200047,
               8.50%, 8/1/2001                                      $    35,775
   302,927   Federal Home Loan Mortgage Corp.,
               Pool #220011,
               8.75%, 8/1/2001                                          304,045
   470,421   Federal Home Loan Mortgage Corp.,
               Remic 1297K,
               7.50%, 9/15/2001                                         469,829
 1,000,000   Federal Home Loan Mortgage Corp.,
               5.52%, 9/28/2001                                         990,367
   176,582   Federal Home Loan Mortgage Corp.,
               Gold Pool #M80341,
               7.50%, 10/1/2001                                         176,675
    90,706   Federal Home Loan Mortgage Corp.,
               Gold Pool #L80130,
               8.00%, 11/1/2001                                          90,917
   100,000   Federal Home Loan Mortgage Corp.,
               Medium Term Note,
               6.41%, 11/23/2001                                         99,673
    50,000   Federal Home Loan Mortgage Corp.,
               5.50%, 1/28/2002                                          49,354
   119,031   Federal National Mortgage Assoc.,
               Pool #50934,
               6.50%, 11/1/2000                                         118,569
     2,205   Federal National Mortgage Assoc.,
               Pool #190116,
               6.50%, 11/1/2000                                           2,196
    75,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               5.05%, 11/22/2000                                         74,868
   200,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               5.10%, 11/29/2000                                        199,591
   165,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               5.82%, 12/5/2000                                         164,821
 1,270,000   Federal National Mortgage Assoc.,
               8.25%, 12/18/2000                                      1,274,027
   300,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               5.16%, 12/22/2000                                        299,174
   424,480   Federal National Mortgage Assoc.,
               Pool #266905,
               6.50%, 1/1/2001                                          420,846
$   76,079   Federal National Mortgage Assoc.,
               Pool #264971,
               6.50%, 1/1/2001                                      $    75,428

   108,059   Federal National Mortgage Assoc.,
               Pool #269915,
               6.50%, 1/1/2001                                          107,324
   140,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.18%, 3/15/2001                                         139,790
PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
   260,957   Federal National Mortgage Assoc.,
               Pool #250065,
               7.00%, 4/1/2001                                          259,740
     2,621   Federal National Mortgage Assoc.,
               Pool #190778,
               6.00%, 5/1/2001                                            2,597
 1,150,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               5.65%, 6/1/2001                                        1,143,314
   500,000   Federal National Mortgage Assoc.,
               6.63%, 6/5/2001                                          500,064
   100,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.00%, 6/21/2001                                          99,601
   100,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.00%, 7/17/2001                                          99,554
    95,523   Federal National Mortgage Assoc.,
               Pool #250131,
               8.00%, 8/1/2001                                           95,624
   275,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               5.25%, 10/1/2001                                         271,492
   135,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.40%, 10/16/2001                                        134,607
   500,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               5.38%, 11/19/2001                                        493,582
    69,567   Federal National Mortgage Assoc.,
               Pool #250161,
               7.50%, 12/1/2001                                          69,592
   100,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               5.43%, 12/28/2001                                         98,687
   250,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.61%, 1/18/2002                                         249,506

See Notes to Financial Statements      56

Statement of Investments
September 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
$  100,000   Federal National Mortgage Assoc.,
               5.75%, 3/15/2002                                     $    98,938
   350,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               5.75%, 3/20/2002                                         346,267
    50,000   Federal National Mortgage Assoc.,
               6.59%, 7/15/2002                                          49,824
    55,000   Federal National Mortgage Assoc.,
               6.50%, 7/29/2002                                          54,709
                                                                    -----------
Total United States Government and Agency
 Obligations (Cost $16,577,189)                                     $16,550,719
                                                                    -----------

SHORT TERM INVESTMENT--
             REPURCHASE AGREEMENT                             8.1%
PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
$1,561,464   Bear Stearns & Co., Inc., Dated 9/29/00,
               6.50%, Due 10/2/00, Collateralized by
               $5,180,000 United Stabtes Treasury Strips
               Due 2/15/20 (Value $1,592,850)                       $ 1,561,464
                                                                    -----------
Total Short Term Investment--Repurchase
 Agreement (Cost $1,561,464)                                        $ 1,561,464
                                                                    -----------
Total Investments (Cost $18,942,969)                         98.6%  $18,917,436
Other assets in excess of liabilities                         1.4%      252,671
                                                            -----   -----------
Total Net Asset                                             100.0%  $19,170,107
                                                            =====   ===========

See Notes to Financial Statements      57

                 Statement of Assets and Liabilities          September 30, 2000
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $18,942,969)--Note 2(A)                                             $18,917,436
                          Receivable for investments sold                                          14,394
                          Receivable for units sold                                                40,013
                          Dividends and interest receivable                                       255,401
                          Other assets                                                             26,884
                                                                                              -----------
                                                                                               19,254,128
                        LIABILITIES:
                          Payable for units redeemed                                $ 30,583
                          Payable to investment manager                                3,851
                          Accrued expenses                                            49,587       84,021
                                                                                    --------  -----------
                        NET ASSETS at value, applicable to 780,533 outstanding
                          units of
                          beneficial interest--Note 5                                         $19,170,107
                                                                                              ===========
                        NET ASSET VALUE offering and redemption price per unit
                          ($19,170,107 divided by 780,533 units)                              $     24.56
                                                                                              ===========

                 Statement of Operations           Year Ended September 30, 2000
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Interest                                               $1,422,843
                                                                                   ----------
                               Total Income                                                     $1,422,843
                        Expenses:
                            Investment manager's fees--Note 3(A)                       58,398
                            Shareholder servicing fees and expenses--Note 3(B)        138,980
                            Custodian fees and expenses                                14,074
                            Legal and auditing fees                                    31,595
                            Consultant fees                                            13,648
                            Trustees' fees and expenses--Note 3(C)                     29,272
                            Printing and Postage                                       14,965
                            Insurance                                                   1,807
                            Other                                                      33,981
                                                                                   ----------
                               Total Expenses                                         336,720
                               Less expense reimbursement--Note 3(A)                 (149,448)
                                                                                   ----------
                               Net Expenses                                                        187,272
                                                                                                ----------
                        INVESTMENT INCOME--NET                                                   1,235,571
                        REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS--Note 4:
                          Net realized (loss) on investments                          (33,216)
                          Unrealized (depreciation) on investments                     (9,912)
                                                                                   ----------
                        NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS                          (43,128)
                                                                                                ----------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $1,192,443
                                                                                                ==========

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                 YEAR ENDED     YEAR ENDED
                                                                                 9/30/2000      9/30/1999
                                                                                ------------   ------------
                        OPERATIONS:
                          Investment income--net                                $  1,235,571   $  1,259,324
                          Net realized (loss)                                        (33,216)       (40,124)
                          Net unrealized (depreciation)                               (9,912)       (54,097)
                                                                                ------------   ------------
                          Net increase in net assets resulting from operations     1,192,443      1,165,103
                                                                                ------------   ------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                     17,448,731     28,862,046
                          Value of units redeemed                                (26,757,039)   (35,125,697)
                                                                                ------------   ------------
                          Net (decrease) in net assets resulting from capital
                          transactions                                            (9,308,308)    (6,263,651)
                                                                                ------------   ------------
                          Net (decrease)                                          (8,115,865)    (5,098,548)
                        NET ASSETS at beginning of year                           27,285,972     32,384,520
                                                                                ------------   ------------
                        NET ASSETS at end of year                               $ 19,170,107   $ 27,285,972
                                                                                ============   ============

                   See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                 NOTE 1--GENERAL
                     Participation in RSI Retirement Trust ("RSI") is limited to
                 IRA's and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations determined by the Trustees of RSI to have business interests in common with organizations participating in RSI. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans which are qualified under Section 401 of the Code ("Participating Plans").

                     In order to provide investment products to Participating
                 Plans, RSI operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing, as of September 30, 2000, seven classes of units of beneficial interest: Core Equity Fund, Emerging Growth Equity Fund, Value Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of RSI as an open-end management investment company under the Investment Company Act of 1940 ("Act"). Retirement System Distributors Inc. ("Distributors") acts as the distributor of the Investment Funds' units of beneficial interest. The Distributor is a wholly owned subsidiary of Retirement System Group Inc. ("RSGroup-Registered Trademark-").

                     The financial statements of the Investment Funds are
                 presented on a combined and individual basis. The combined financial statements should be read in conjunction with the individual financial statements.

                 NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

                 (A) SECURITIES VALUATION:  Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

                     (1) each listed equity security is valued at its closing
                         price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price or bid price;

                     (2) each unlisted equity security quoted on the NASDAQ is
                         valued at the last current bid price obtained from the NASDAQ;

                     (3) United States Government and agency obligations and
                         certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

                     (4) short-term money market instruments (such as
                         certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

                     Debt securities with remaining maturities of 60 days or
                 less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of RSI using methods and procedures reviewed and approved by the RSI's Trustees.

                     Investments and other assets and liabilities denominated in foreign currencies are translated to United States dollars at the prevailing rate of exchange. It is not practical to isolate that portion of income arising from changes in the exchange rates from the portion arising from changes in the market prices of securities.

                 (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:  Securities
                     transactions are recorded on a trade date plus one basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, amortization of discount and premium on investments and zero coupon bonds, is recognized on an accrual basis.

                     The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' Manager, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                 (C) SECURITIES LOANS:  The Investment Funds lend their
                     securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds.

                     Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received. When other forms of collateral are received the assets and liabilities are generally not recognized as the counterparties have the ability to reclaim the collateral on short notice from the funds.

                 (D) DIVIDENDS TO UNITHOLDERS:  RSI does not normally declare nor pay dividends on its net investment income or capital gains.

                 (E) FEDERAL INCOME TAXES:  RSI has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under Section 501(a) of the Internal Revenue Code with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

                 (F) ACCOUNTING ESTIMATES:  The preparation of financial
                     statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

                 (G) OTHER:  RSI accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributed to each Investment Fund are charged to that Investment Fund's operations; expenses which are applicable to all Investment Funds are allocated among them.

                     Administrative expenses incurred by RSI relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

                     The Investment Funds may enter into financial futures contracts which require initial margin deposits of cash or U.S. Government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by "marking to market" on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. The Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

                 (H) OPTIONS VALUATION:  The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and "marked to market" daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

                 NOTE 3--INVESTMENT MANAGERS' FEES AND OTHER TRANSACTIONS WITH AFFILIATES

                 (A) Retirement System Investors Inc. ("Investors") is the
                     Investment Advisor for each investment Fund. Investors has retained sub-advisors to manage the International Equity Fund and a portion of the Emerging Growth Equity Fund. Investors acts as Investment Manager to the remaining Trust Investment Funds, and in the case of all Investment Funds, exercises general oversight with respect to the portfolio management, including reporting of manager performance to the Trustees and Investment Committee, compliance matters, sub-advisory portfolio analysis, and presentations to unitholders.

                     Beginning January 7, 2000, Investors increased its portfolio management of the Emerging Growth Equity Fund to 50%. HLM Management Company, Inc. continues as a sub-advisor for the balance of the Emerging Growth Equity Fund.

                     Fees incurred by Investors pursuant to the provisions of its investment management contracts are payable monthly to Investors and quarterly to all sub-advisors and are computed based on the value of the net assets of each Investment Fund determined on a monthly or quarterly basis as appropriate at the rates listed in the following table.

                     The table of rates below are those as of September 30, 2000 as approved by the unitholders.

                            INVESTMENT FUND             INVESTMENT MANAGER              FEE
                            ---------------             ------------------              ---
                            Core Equity Fund           Retirement System     .60% on first $50 million
                                                       Investors Inc.        .50% on next $150 million,
                                                                             and .40% over $200 million
                            Value Equity Fund          Retirement System     .60% on first $50 million,
                                                       Investors Inc.        .50% on next $150 million,
                                                                             and .40% over $200 million
                            Emerging Growth            Retirement System     1.00%
                              Equity Fund              Investors Inc.        1.00% on first $25
                                                       HLM Management        million,
                                                       Company, Inc.         .80% on next $25 million,
                                                       (sub-advisor)         and .60% over $50 million
                            International              Bank of Ireland       .75% on first $20 million,
                              Equity Fund              Asset                 .50% on next $30 million,
                                                       Management (U.S.)     and .35% over $50 million
                                                       Limited
                                                       (sub-advisor)
                            Actively Managed           Retirement System     .40% on first $50 million,
                              Bond Fund                Investors Inc.        .30% on next $100 million,
                                                                             and .20% over $150 million

                            INVESTMENT FUND             INVESTMENT MANAGER              FEE
                            ---------------             ------------------              ---
                            Intermediate-Term          Retirement System     .40% on first $50 million,
                              Bond Fund                Investors Inc.        .30% on next $100 million,
                                                                             and .20% over $150 million
                            Short-Term                 Retirement System     .25% on first $50 million,
                              Investment Fund          Investors Inc.        and .20% over $50 million

                     RSI's investment management agreement with Investors provides for Investors to receive a management fee of 0.20% per annum of the average daily net assets of the Investment Funds that employ a sub-advisor. For the year ended September 30, 2000, Investors has voluntarily waived a portion of its investment manager's fee from the Short-Term Investment Fund amounting to $149,448, to limit the Fund's annual expenses to 0.80% of average net assets.

                 (B) Shareholder servicing fees and expenses for the year ended consist of fees paid to Retirement System Consultants Inc., (a subsidiary of RSGROUP-REGISTERED TRADEMARK-) under a contract for providing administrative services for the Investment Funds. The fee arrangement applicable for each of the Investment Funds is as follows:

          AVERAGE NET ASSETS                    FEE
          ------------------                    ---
          First $25 million                     .60%
          Next $25 million                      .50%
          Next $25 million                      .40%
          Over $75 million                      .30%

                 (C) Each Trustee who is not an officer of RSI receives an
                     annual fee of $9,500 and a fee of $950 per meeting attended, except that such fee is $400 for a telephonic meeting. Several Trustees also participate in a deferred compensation plan which permits each Trustee to defer payment of a portion of their fees. A Trustee and several officers of RSI are also officers of RSGROUP-REGISTERED TRADEMARK- and its subsidiaries.

                 NOTE 4--SECURITIES TRANSACTIONS
                     The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the year ended September 30, 2000:

                                                                    PURCHASES         SALES
                                                                    ---------         -----
                        Core Equity Fund                          $ 10,737,610    $ 20,229,824
                        Value Equity Fund                           63,668,377      78,519,514
                        Emerging Growth Equity Fund                124,830,001     150,458,519
                        International Equity Fund                   20,792,696      17,060,179
                        Actively Managed Bond Fund                  27,446,336      59,334,145
                        Intermediate-Term Bond Fund                  7,976,802      18,361,042

                     Net unrealized appreciation (depreciation) consisting of
                 gross unrealized appreciation and gross unrealized depreciation at September 30, 2000 for each of the Investment Funds was as follows:

                                                        NET UNREALIZED       GROSS          GROSS
                                                         APPRECIATION     UNREALIZED      UNREALIZED
                                                        (DEPRECIATION)   APPRECIATION    DEPRECIATION
                                                        --------------   ------------    ------------
                        Core Equity Fund                 $128,812,901    $132,444,765    $ (3,631,864)
                        Value Equity Fund                  16,799,560      21,969,442      (5,169,882)
                        Emerging Growth Equity Fund        19,172,073      30,657,075     (11,485,002)
                        International Equity Fund           2,714,793       7,523,627      (4,808,834)
                        Actively Managed Bond Fund         (7,177,854)      1,285,414      (8,463,268)
                        Intermediate-Term Bond Fund        (1,145,865)        139,997      (1,285,862)
                        Short-Term Investment Fund            (25,533)         19,088         (44,621)

                     The following summarizes the market value of securities
                 that were on loan to brokers and the value of securities and cash held as collateral for these loans at September 30, 2000:

                                                                      VALUE OF
                                                                     SECURITIES     VALUE OF
                                                                       LOANED      COLLATERAL
                                                                       ------      ----------
                        Core Equity Fund                             $ 2,685,730   $ 2,959,039
                        Value Equity Fund                              5,594,629     5,883,416
                        Emerging Growth Equity Fund                   16,924,740    18,551,325
                        International Equity Fund                      4,566,001     4,893,444

                     These securities lending arrangements may result in
                 significant credit exposure in the event the counterparty to the transaction was unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collaterized by cash or securities with a market value in excess of the Investment Funds obligation under the contract. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

                     For the year ended September 30, 2000, the Emerging Growth
                 Equity Fund and the Value Equity Fund each had expenses paid through brokerage/service arrangements which amounted to $5,175 and $26,263 respectively.

                 NOTE 5--CAPITAL TRANSACTIONS:
                     At September 30, 2000 there were an unlimited number of
                 units of beneficial interest authorized for each Investment
                 Fund.

                     Transactions in the units of beneficial interest of each
                 Investment Fund for the year ended September 30, 2000 were as follows:

                                                     CORE EQUITY                      VALUE EQUITY
                                                         FUND                             FUND
                                                         ----                             ----
                                                UNITS         AMOUNT             UNITS         AMOUNT
                                                -----         ------             -----         ------
                        Units sold              457,165    $ 52,313,461          292,308    $ 22,506,304
                        Units redeemed         (397,897)    (45,240,744)        (466,623)    (37,303,210)
                                               --------    ------------         --------    ------------
                        Net increase
                         (decrease)              59,268    $  7,072,717         (174,315)   $(14,796,906)
                                               ========    ============         ========    ============

                                                   EMERGING GROWTH                   INTERNATIONAL
                                                     EQUITY FUND                      EQUITY FUND
                                                     -----------                      -----------
                                                UNITS         AMOUNT             UNITS        AMOUNT
                                                -----         ------             -----        ------
                        Units sold              440,240    $ 50,850,883          257,272    $16,774,286
                        Units redeemed         (629,817)    (74,936,848)        (217,526)   (13,765,035)
                                               --------    ------------         --------    -----------
                        Net increase
                         (decrease)            (189,577)   $(24,085,965)          39,746    $ 3,009,251
                                               ========    ============         ========    ===========

                                                    ACTIVELY MANAGED                 INTERMEDIATE-TERM
                                                       BOND FUND                         BOND FUND
                                                       ---------                         ---------
                                                 UNITS          AMOUNT             UNITS         AMOUNT
                                                 -----          ------             -----         ------
                        Units sold                932,288    $ 35,035,493          340,455    $ 11,928,564
                        Units redeemed         (1,966,932)    (73,933,906)        (732,367)    (25,635,391)
                                               ----------    ------------         --------    ------------
                        Net increase
                         (decrease)            (1,034,644)   $(38,958,413)        (391,912)   $(13,706,827)
                                               ==========    ============         ========    ============

                                                       SHORT-TERM
                                                    INVESTMENT FUND
                                                    ---------------
                                                 UNITS          AMOUNT
                                                 -----          ------
                        Units sold                734,869    $ 17,448,731
                        Units redeemed         (1,126,219)    (26,757,039)
                                               ----------    ------------
                        Net increase
                         (decrease)              (391,350)   $ (9,308,308)
                                               ==========    ============

                     Transactions in the units of beneficial interest of each
                 Investment Fund for the year ended September 30, 1999 were as follows:

                                                         CORE                            VALUE
                                                     EQUITY FUND                      EQUITY FUND
                                                     -----------                      -----------
                                                UNITS         AMOUNT             UNITS         AMOUNT
                                                -----         ------             -----         ------
                        Units sold              232,825    $ 32,286,369          322,785    $ 23,902,497
                        Units redeemed         (813,497)    (83,603,978)        (280,637)    (28,708,085)
                                               --------    ------------         --------    ------------
                        Net increase
                         (decrease)            (580,672)   $(51,317,609)          42,148    $ (4,805,588)
                                               ========    ============         ========    ============

                                                   EMERGING GROWTH                   INTERNATIONAL
                                                     EQUITY FUND                      EQUITY FUND
                                                     -----------                      -----------
                                                UNITS         AMOUNT             UNITS         AMOUNT
                                                -----         ------             -----         ------
                        Units sold              219,060    $ 15,660,494          328,739    $ 18,155,816
                        Units redeemed         (285,013)    (19,050,135)        (196,704)    (10,410,771)
                                               --------    ------------         --------    ------------
                        Net increase
                         (decrease)             (65,953)   $ (3,389,641)         132,035    $  7,745,045
                                               ========    ============         ========    ============

                                                   ACTIVELY MANAGED                 INTERMEDIATE-TERM
                                                       BOND FUND                        BOND FUND
                                                       ---------                        ---------
                                                 UNITS         AMOUNT             UNITS         AMOUNT
                                                 -----         ------             -----         ------
                        Units sold             1,478,003    $ 55,604,217          475,910    $ 16,296,336
                        Units redeemed          (830,998)    (31,115,385)        (417,042)    (14,283,691)
                                               ---------    ------------         --------    ------------
                        Net increase
                         (decrease)              647,005    $ 24,488,832           58,868    $  2,012,645
                                               =========    ============         ========    ============

                                                       SHORT-TERM
                                                    INVESTMENT FUND
                                                    ---------------
                                                 UNITS          AMOUNT
                                                 -----          ------
                        Units sold              1,268,707    $ 28,862,046
                        Units redeemed         (1,548,299)    (35,125,697)
                                               ----------    ------------
                        Net increase
                         (decrease)              (279,592)   $ (6,263,651)
                                               ==========    ============

                     Net Assets at September 30, 2000 are comprised as follows:

                                                                                 EMERGING
                                                 CORE EQUITY       VALUE       GROWTH EQUITY   INTERNATIONAL
                                                    FUND            FUND           FUND         EQUITY FUND
                                                    ----            ----           ----         -----------
                        Paid-in capital
                          (deficit)             $(191,700,175)  $(47,533,622)  $(68,219,902)    $ 8,547,996
                        Accumulated income
                          (loss)                   49,970,552     20,891,010     (6,187,214)     (1,825,409)
                        Accumulated realized
                          gain                    213,607,812     98,288,480    153,938,011      47,546,312
                        Unrealized
                          appreciation            128,812,900     16,799,560     19,172,072       2,721,861
                                                -------------   ------------   ------------     -----------
                                                $ 200,691,089   $ 88,445,428   $ 98,702,967     $56,990,760
                                                =============   ============   ============     ===========

                                                         SHORT-TERM                          ACTIVELY
                                                         INVESTMENT    INTERMEDIATE-TERM     MANAGED
                                                            FUND           BOND FUND        BOND FUND
                                                            ----           ---------        ---------
                        Paid-in capital (deficit)       $(26,633,769)    $(96,031,288)     $(63,673,490)
                        Accumulated income               44,573,463       133,280,101       188,785,255
                        Accumulated realized gain         1,255,946        15,701,847        35,996,539
                        Unrealized appreciation
                          (depreciation)                    (25,533)       (1,145,865)       (7,177,854)
                                                        ------------     ------------      ------------
                                                        $19,170,107      $ 51,804,795      $153,930,450
                                                        ============     ============      ============

                 NOTE 6--FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK:
                     The Investment Funds' activity during the year in writing
                 equity call options had off-balance sheet risk of accounting loss. These financial instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. A written equity call option obligates an Investment Fund to deliver the underlying security upon exercise by the holder of the option. The Investment Funds cover options written by owning the underlying security.

                     A summary of the Investment Funds' option transactions
                 written for the year follows:

                                                                     NUMBER OF
                                                                      OPTIONS    PREMIUMS
                                                                     CONTRACTS   RECEIVED
                                                                     ---------   --------
                        CORE EQUITY FUND
                        Contracts outstanding at September 30, 1999       -      $       -
                        Options written                                 200        154,370
                        Options exercised                              (200)      (154,370)
                        Options expired                                   -              -
                                                                       ----      ---------
                        Contracts outstanding at September 30, 2000       0      $       0
                                                                       ====      =========
                        VALUE EQUITY FUND
                        Contracts outstanding at September 30, 1999       -      $       -
                        Options written                                  27          7,352
                        Options exercised                                (7)        (2,189)
                        Options expired                                 (20)        (5,163)
                                                                       ----      ---------
                        Contracts outstanding at September 30, 2000       0      $       0
                                                                       ====      =========

                     As of September 30, 2000, the International Equity Fund had
                 outstanding forward currency contracts as set forth below. These contracts are reported in the financial statements at the Fund's net gain of $13,407 which is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at September 30, 2000.

                                                                     SETTLEMENT       UNREALIZED
                                      FORWARD CURRENCY CONTRACTS        DATE          GAIN (LOSS)
                                      --------------------------        ----          -----------
                                    Long Contracts
                                     British Sterling Pounds for
                          19,829     U.S. $29,043                      10/3/00           $   275
                                     British Sterling Pounds for
                          20,228     U.S. $29,625                      10/4/00               282
                       3,414,063     Japanese Yen for U.S. $31,794     10/3/00              (200)
                                    Short Contracts
                                     Japanese Yen for U.S.
                      31,672,000     $299,052                          10/5/00             5,819
                                     Japanese Yen for U.S.
                      52,193,000     $490,787                         10/23/00             6,006
                                     Japanese Yen for U.S.
                      42,841,000     $400,056                         10/30/00             1,025
                                                                                         -------
                                                                                         $13,407
                                                                                         =======

                 NOTE 7--FINANCIAL HIGHLIGHTS

                                                                                  CORE EQUITY FUND
                                                           ---------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            9/30/2000    9/30/1999    9/30/1998    9/30/1997    9/30/1996
                                                            ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                               $106.30       $79.41       $76.11       $56.57       $46.71
                                                           ---------    ---------    ---------    ---------    ---------
                        Income from Investment
                          Operations:

                        Investment income--net                  0.33         0.37         0.58         0.60         0.72
                        Net realized and unrealized gain
                          on investments                       11.45        26.52         2.72        18.94         9.14
                                                           ---------    ---------    ---------    ---------    ---------
                        Total from Investment Operations       11.78        26.89         3.30        19.54         9.86
                                                           ---------    ---------    ---------    ---------    ---------
                        Net Asset Value, End of the Year     $118.08      $106.30       $79.41       $76.11       $56.57
                                                           =========    =========    =========    =========    =========
                        TOTAL RETURN                           11.08 %      33.86 %       4.34 %      34.54 %      21.11 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                             (0.99)%      (0.97)%      (0.94)%      (0.90)%      (0.92)%
                          Investment Income--net                0.29 %       0.37 %       0.72 %       0.92 %       1.40 %
                        Portfolio Turnover Rate                 5.86 %       8.89 %       5.62 %       5.68 %       9.95 %
                        Net Assets at End of the Year
                          ($1,000's)                        $200,691     $174,373     $176,367     $212,273     $217,356

                     * Using average units basis.

                                                                                  VALUE EQUITY FUND
                                                           ---------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            9/30/2000    9/30/1999    9/30/1998    9/30/1997    9/30/1996
                                                            ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                                $72.01       $56.27       $57.36       $39.67       $32.63
                                                           ---------    ---------    ---------    ---------    ---------
                        Income from Investment
                          Operations:

                        Investment income--net                  0.73         0.66         0.57         0.60         0.72
                        Net realized and unrealized gain
                          (loss) on investments                15.36        15.08        (1.66)       17.09         6.32
                                                           ---------    ---------    ---------    ---------    ---------
                        Total from Investment Operations       16.09        15.74        (1.09)       17.69         7.04
                                                           ---------    ---------    ---------    ---------    ---------
                        Net Asset Value, End of the Year      $88.10       $72.01       $56.27       $57.36       $39.67
                                                           =========    =========    =========    =========    =========
                        TOTAL RETURN                           22.34 %      27.97 %      (1.90 )%     44.59 %      21.58 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                             (1.05)%      (1.02)%      (1.11)%      (1.20)%      (1.20)%
                          Investment Income--net                0.91 %       0.94 %       0.93 %       1.26 %       1.98 %
                        Portfolio Turnover Rate                71.85 %      90.14 %      95.66 %      99.25 %      61.53 %
                        Net Assets at End of the Year
                          ($1,000's)                         $88,445      $84,839      $63,931      $60,389      $52,231

                     * Using average units basis.

                                                                            EMERGING GROWTH EQUITY FUND
                                                          ---------------------------------------------------------------
                                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           9/30/2000    9/30/1999    9/30/1998    9/30/1997    9/30/1996
                                                           ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                               $80.96       $54.90       $84.47       $67.07       $52.58
                                                          ---------    ---------    ---------    ---------    ---------
                        Income from Investment
                          Operations:

                        Investment (loss)--net                (1.62)       (1.05)       (0.90)       (0.95)       (0.90)
                        Net realized and unrealized gain
                          (loss) on investments               52.00        27.11       (28.67)       18.35        15.39
                                                          ---------    ---------    ---------    ---------    ---------
                        Total from Investment Operations      50.38        26.06       (29.57)       17.40        14.49
                                                          ---------    ---------    ---------    ---------    ---------
                        Net Asset Value, End of the Year    $131.34       $80.96       $54.90       $84.47       $67.07
                                                          =========    =========    =========    =========    =========
                        TOTAL RETURN                          62.23 %      47.47 %     (35.01)%      25.94 %      27.56 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                            (1.79)%      (1.99)%      (1.94)%      (1.98)%      (1.91)%
                          Investment (loss)--net              (1.37)%      (1.55)%      (1.22)%      (1.39)%      (1.54)%
                        Portfolio Turnover Rate              137.97 %     222.98 %     204.41 %     177.68 %     150.40 %
                        Net Assets at End of the Year
                          ($1,000's)                        $98,703      $76,191      $55,287      $91,589      $92,136

                     * Using average units basis.

                                                                                   INTERNATIONAL EQUITY FUND
                                                                ---------------------------------------------------------------
                                                                   YEAR         YEAR         YEAR         YEAR         YEAR
                                                                   ENDED        ENDED        ENDED        ENDED        ENDED
                                                                 9/30/2000    9/30/1999    9/30/1998    9/30/1997    9/30/1996
                                                                 ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of Year         $55.87       $45.44       $51.09       $45.25       $40.25
                                                                ---------    ---------    ---------    ---------    ---------
                        Income from Investment Operations:

                        Investment income (loss)--net                0.09        (0.21)       (0.14)       (0.14)       (0.08)
                        Net realized and unrealized gain
                          (loss) on investments                      5.86        10.64        (5.51)        5.98         5.08
                                                                ---------    ---------    ---------    ---------    ---------
                        Total from Investment Operations             5.95        10.43        (5.65)        5.84         5.00
                                                                ---------    ---------    ---------    ---------    ---------
                        Net Asset Value, End of the Year           $61.82       $55.87       $45.44       $51.09       $45.25
                                                                =========    =========    =========    =========    =========
                        TOTAL RETURN                                10.65 %      22.95 %     (11.06)%      12.91 %      12.42 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                                  (1.64)%      (1.97)%      (1.94)%      (1.96)%      (1.93)%
                          Investment Income (Loss)--net              0.14 %      (0.39)%      (0.27)%      (0.29)%      (0.20)%
                        Portfolio Turnover Rate                     30.82%      120.42%       92.82%       61.87%       51.29%
                        Net Assets at End of the Year
                          ($1,000's)                              $56,991      $49,288      $34,083      $35,276      $39,602

                     * Using average units basis.

                                                                             ACTIVELY MANAGED BOND FUND
                                                           ---------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            9/30/2000    9/30/1999    9/30/1998    9/30/1997    9/30/1996
                                                            ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                                $37.21       $37.73       $33.89       $30.79       $29.58
                                                           ---------    ---------    ---------    ---------    ---------
                        Income from Investment
                          Operations:

                        Investment income--net                  2.67         2.32         2.19         2.04         1.80
                        Net realized and unrealized gain
                          (loss) on investments                (0.57)       (2.84)        1.65         1.06        (0.59)
                                                           ---------    ---------    ---------    ---------    ---------
                        Total from Investment Operations        2.10        (0.52)        3.84         3.10         1.21
                                                           ---------    ---------    ---------    ---------    ---------
                        Net Asset Value, End of the Year      $39.31       $37.21       $37.73       $33.89       $30.79
                                                           =========    =========    =========    =========    =========
                        TOTAL RETURN                            5.64 %      (1.38)%      11.33 %      10.07 %       4.09 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                             (0.82)%      (0.78)%      (0.81)%      (0.81)%      (0.80)%
                          Investment Income--net                7.09 %       6.17 %       6.16 %       6.32 %       5.94 %
                        Portfolio Turnover Rate                16.81 %      42.18 %      71.12 %      69.29 %      17.14 %
                        Net Assets at End of the Year
                          ($1,000's)                        $153,930     $184,197     $162,355     $147,139     $150,304

                     * Using average units basis.

                                                                             INTERMEDIATE-TERM BOND FUND
                                                           ---------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            9/30/2000    9/30/1999    9/30/1998    9/30/1997    9/30/1996
                                                            ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                                $34.54       $34.10       $31.55       $29.30       $28.01
                                                           ---------    ---------    ---------    ---------    ---------
                        Income from Investment
                          Operations:

                        Investment income--net                  2.07         1.85         1.93         1.78         1.74
                        Net realized and unrealized gain
                          (loss) on investments                (0.08)       (1.41)        0.62         0.47        (0.45)
                                                           ---------    ---------    ---------    ---------    ---------
                        Total from Investment Operations        1.99         0.44         2.55         2.25         1.29
                                                           ---------    ---------    ---------    ---------    ---------
                        Net Asset Value, End of the Year      $36.53       $34.54       $34.10       $31.55       $29.30
                                                           =========    =========    =========    =========    =========
                        TOTAL RETURN                            5.76 %       1.29 %       8.08 %       7.68 %       4.61 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                             (1.20)%      (1.12)%      (1.10)%      (1.04)%      (0.98)%
                          Investment Income--net                5.90 %       5.40 %       5.92 %       5.86 %       6.06 %
                        Portfolio Turnover Rate                14.39 %      50.51 %     107.30 %      67.95 %      13.20 %
                        Net Assets at End of the Year
                          ($1,000's)                         $51,805      $62,524      $59,718      $68,389      $74,754

                                                                             SHORT-TERM INVESTMENT FUND
                                                           ---------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            9/30/2000    9/30/1999    9/30/1998    9/30/1997    9/30/1996
                                                            ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                                $23.28       $22.31       $21.23       $20.24       $19.31
                                                           ---------    ---------    ---------    ---------    ---------
                        Income from Investment
                          Operations:

                        Investment income--net                  1.26         1.05         1.06         0.97         0.94
                        Net realized and unrealized gain
                          (loss) on investments                 0.02        (0.08)        0.02         0.02        (0.01)
                                                           ---------    ---------    ---------    ---------    ---------
                        Total from Investment Operations        1.28         0.97         1.08         0.99         0.93
                                                           ---------    ---------    ---------    ---------    ---------
                        Net Asset Value, End of the Year      $24.56       $23.28       $22.31       $21.23       $20.24
                                                           =========    =========    =========    =========    =========
                        TOTAL RETURN                            5.50 %       4.35 %       5.09 %       4.89 %       4.82 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                             (0.80)%      (0.80)%      (0.80)%      (0.80)%      (0.80)%
                          Investment income--net                5.28 %       4.63 %       4.89 %       4.67 %       4.76 %
                        Decrease in above expense ratio
                          due to fee waiver                     0.64 %       0.46 %       0.50 %       0.45 %       0.39 %
                        Net Assets at End of the Year
                          ($1,000's)                         $19,170      $27,286      $32,385      $27,021      $25,668

                     * Using average units basis.

                 REPORT OF INDEPENDENT ACCOUNTANTS
                 ---------------------------------------------------------------

                 To the Board of Trustees and Unitholders of RSI Retirement Trust

                 In our opinion, the accompanying combined and individual statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund series of RSI Retirement Trust, (hereafter referred to as the "Funds") at September 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended, and the financial highlights for each of the five years presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with accounting principles generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that out audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements for the year ended
                 September 30, 1998, including the financial highlights for each of the three years in the period then ended, were audited by other independent accountants whose report dated October 30, 1998 expressed an unqualified opinion on those financial statements.

                 PricewaterhouseCoopers LLP

                 New York, New York
                 November 3, 2000

2000 ANNUAL MEETING
RESULTS
                     On April 28, 2000, RSI Retirement Trust held its Annual
                 Meeting of Trust Participants to consider: (1) the election of six Trustees for terms of three years, (2) ratification or rejection of PricewaterhouseCoopers LLP as independent accountants of RSI Retirement Trust for the fiscal year ending September 30, 2000, and (3) approval of a new investment management agreement between RSI Retirement Trust and Retirement System Investors Inc. ("Investors"), providing for an increase in the fees payable to Investors with respect to management of the Value Equity Fund at all asset levels over $10 million. These results, which are unaudited, follow:

                                          PROPOSAL 1: ELECTION OF TRUSTEES
                                          --------------------------------
                                      SHARES      % OF SHARES VOTED   % OF OUTSTANDING SHARES
                        NOMINEE:
                        Herbert G. Chorbajian
                        FOR          7,283,176          99.11                  63.19
                        AGAINST         65,084            .89                    .56
                        ABSTAIN              0              0                     --
                        NOMINEE:
                        James P. Cronin
                        FOR          7,283,176          99.11                  63.19
                        AGAINST         65,084            .89                    .56
                        ABSTAIN              0              0                     --
                        NOMINEE:
                        Ralph L. Hodgkins, Jr.
                        FOR          7,282,864          99.11                  63.19
                        AGAINST         65,396            .89                    .57
                        ABSTAIN              0              0                     --
                        NOMINEE:
                        Joseph L. Mancino
                        FOR          7,283,176          99.11                  63.19
                        AGAINST         65,084            .89                    .56
                        ABSTAIN              0              0                     --
                        NOMINEE:
                        William L. Schrauth
                        FOR          7,282,864          99.11                  63.19
                        AGAINST         65,396            .89                    .57
                        ABSTAIN              0              0                     --
                        NOMINEE:
                        William E. Swan
                        FOR          7,283,176          99.11                  63.19
                        AGAINST         65,084            .89                    .56
                        ABSTAIN              0              0                     --

                     Trustees Candace Cox, William Dannecker, Maurice E.
                 Kinkade, William G. Lillis, William A. McKenna, Jr. and Raymond
                 L. Willis are serving terms that did not expire during the fiscal year ended September 30, 2000.

                                   PROPOSAL 2: APPROVAL OF INDEPENDENT ACCOUNTANTS
                                   -----------------------------------------------
                                      SHARES      % OF SHARES VOTED   % OF OUTSTANDING SHARES
                        FOR          7,401,542          99.75                  64.22
                        AGAINST         17,872            .24                    .16
                        ABSTAIN            502            .01                     --

                             PROPOSAL 3: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT
                             -----------------------------------------------------------
                                      SHARES      % OF SHARES VOTED   % OF OUTSTANDING SHARES
                        FOR            834,307          99.02                  67.20
                        AGAINST          7,322            .87                    .59
                        ABSTAIN            931            .11                    .07

                 OFFICERS
                 ---------------------------------------------------------------
                 William Dannecker, President
                 James P. Coughlin, C.F.A., Executive Vice President and Chief Investment Officer
                 Stephen P. Pollak, Esq., Executive Vice President, Counsel and Secretary
                 Heidi Viceconte, Vice President and Treasurer
                 John F. Meuser, Senior Vice President
                 Durando J. Saccente, Senior Vice President
                 Veronica A. Fisher, Vice President and Assistant Treasurer Deborah A. Modzelewski, Vice President
                 Kenneth Berkson, First Vice President
                 Stephen A. Hughes, First Vice President
                 G. Michael Morgenroth, First Vice President
                 Barbara Schenk, First Vice President
                 Judith Neibloom, Second Vice President

                 CONSULTANTS
                 ---------------------------------------------------------------
                 Actuarial--Retirement System Consultants Inc.
                 Administrative and Recordkeeping--Retirement System Consultants Inc.
                 Investments--Hewitt Investment Group (a Division of Hewitt Associates, LLC)

                 INVESTMENT MANAGERS
                 ---------------------------------------------------------------
                 Bank of Ireland Asset Management (U.S.) Limited
                 HLM Management Company, Inc.
                 Retirement System Investors Inc.

                 CUSTODIAN
                 ---------------------------------------------------------------
                 Custodial Trust Company

                 DISTRIBUTOR
                 ---------------------------------------------------------------
                 Retirement System Distributors Inc.

                 TRANSFER AGENT
                 ---------------------------------------------------------------
                 Retirement System Consultants Inc.

                 INDEPENDENT AUDITORS
                 ---------------------------------------------------------------
                 PricewaterhouseCoopers LLP

                 COUNSEL
                 ---------------------------------------------------------------
                 Swidler Berlin Shereff Friedman, LLP

                 BOARD OF TRUSTEES
                 ---------------------------------------------------------------
                 Herbert G. Chorbajian
                   Vice Chairman
                   Charter One Financial, Inc.,
                   Cleveland, OH

                 Candace Cox
                   Managing Director
                   Emerald Capital Advisors, LLC, New York, NY

                 James P. Cronin
                   President, Treasurer and Chief Executive Officer The Dime Savings Bank of Norwich, Norwich, CT

                 William Dannecker
                   Chairman and Chief Executive Officer
                   Retirement System Group Inc., New York, NY

                 Ralph L. Hodgkins, Jr.
                   Retired Chief Executive Officer
                   Mid Maine Savings Bank, FSB, Auburn, ME

                 Maurice E. Kinkade
                   Director of Development
                   Maplebrook School, Amenia, NY

                 Willliam G. Lillis
                   Real Estate Consultant

                 Joseph L. Mancino
                   Chairman and Chief Executive Officer
                   The Roslyn Savings Bank, Jericho, NY

                 William A. McKenna, Jr.
                   Chairman, President and Chief Executive Officer Ridgewood Savings Bank, Ridgewood, NY

                 William L. Schrauth
                   Chairman of the Board of Trustees
                   The Savings Bank of Utica, Utica, NY

                 William E. Swan
                   President and Chief Executive Officer
                   First Niagara Bank, Lockport, NY

                 Raymond L. Willis
                   Private Investments

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